Exhibit 4.2

EIGHTH AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

THIS EIGHTH AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (this “Agreement”) made as of July 27, 2012, by and among Onconova Therapeutics, Inc., a Delaware corporation (the “Corporation”), the persons listed as owners of Series A Preferred Stock on Schedule I hereto (the “Series A Investors”), the persons listed as owners of Series B Preferred Stock on Schedule I hereto (the “Series B Investors”), the persons listed as owners of Series C Preferred Stock on Schedule I hereto (the “Series C Investors”), the persons listed as owners of Series D Preferred Stock on Schedule I hereto (the “Series D Investors”), the persons listed as owners of Series E Preferred Stock on Schedule I hereto (the “Series E Investors”), the persons listed as owners of Series F Preferred Stock on Schedule I hereto (the “Series F Investors”), the persons listed as owners of Series G Preferred Stock and/or Warrants to purchase Series G Preferred Stock (the “Series G Warrants”) on Schedule I hereto (the “Series G Investors”), the persons listed as owners of Series H Preferred Stock on Schedule I hereto (the “Series H Investors”), the persons listed as owners of Series I Preferred Stock on Schedule I hereto (the “Series I Investors”) and the persons listed as owners of Series J Preferred Stock on Schedule I hereto (the “Series J Investors” and, together with the Series A Investors, Series B Investors, Series C Investors, Series D Investors, Series E Investors, Series F Investors, Series G Investors, Series H Investors and Series I Investors, collectively, the “Investors”), and the persons listed as Common Stockholders on Schedule I hereto (with the Investors, the “Stockholders”).

BACKGROUND

Each of the Stockholders owns that number of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and/or Series G Warrants, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock (together with any other shares of capital stock of the Corporation now owned or hereafter acquired by the Stockholders and their successors or assigns from any Person by any means, including without limitation, any acquisition by gift, purchase, dividend, conversion, stock split, recapitalization or otherwise, collectively, the “Shares”) set forth opposite the name of each such Stockholder on Schedule I attached hereto.  It is deemed to be in the best interest of the Corporation and the Stockholders that provision be made for the continuity and stability of the business and policies of the Corporation and, to that end, the Corporation and the Stockholders hereby set forth their agreement with respect to the Shares.

NOW, THEREFORE, in consideration of the premises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1.                            Definitions.  All capitalized terms used in this Agreement shall have the meanings assigned to them elsewhere in this Agreement or as specified below:

“Affiliate” of any Person shall mean any Person directly or indirectly controlling, controlled by or under common control with such Person.

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“Certificate of Incorporation” shall mean the Corporation’s Ninth Amended and Restated Certificate of Incorporation, setting forth, among other things, the designations, rights, preferences and privileges and qualifications, limitations and restrictions of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock.

“Commission” shall mean the United States Securities and Exchange Commission.

“Common Stock” shall mean (a) the Corporation’s Common Stock, par value $.0l per share, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Corporation, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference under the Certificate of Incorporation (as the same may be further amended from time to time), and (c) any other securities into which or for which any of the securities described in clause (a) or (b) of this definition may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

“Corporation Notice” shall have the meaning set forth in Section 3(b) hereof.

“Demand Holder” shall mean any holder of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and/or Series J Preferred Stock (or shares of Common Stock issued upon conversion of shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and/or Series J Preferred Stock) owning of record Registrable Securities that have not been sold to the public and, for purposes of this Agreement, a record holder of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and/or Series J Preferred Stock convertible into such Registrable Securities shall be deemed to be the Demand Holder of such Registrable Securities; provided, however, that the Corporation shall in no event be obligated to register the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock or Series J Preferred Stock, and that Demand Holders of Registrable Securities shall not be required to convert their shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and/or Series J Preferred Stock into Common Stock in order to exercise the registration rights granted under Section 5(f) hereof, until immediately before the closing of the offering to which the registration relates.

“Designated Offering” shall mean a firmly underwritten public offering registered under the Securities Act, where the gross proceeds to the Corporation from such offering, after

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deducting underwriters discounts, are not less than $25,000,000, and at a per share price (determined on a common stock equivalent basis) of at least $16.50 (or such lower price, down to $11.50, to which the holders of a majority of the outstanding shares of Series J Preferred Stock may consent in writing) as adjusted for stock splits, stock dividends, stock combinations or stock reclassifications.

“Equity Securities” shall have the meaning set forth in Section 2(a) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Excluded Form” shall mean a registration statement filed pursuant to the Securities Act on Form S-8, S-4 or any similar or successor forms.

“Excluded Securities” shall mean those securities described in Section 2(f) hereof.

“Form S-3” shall mean such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation of substantial information by reference to other documents filed by the Corporation with the Commission.

“Founders” shall mean the following individuals: Dr. E. Premkumar Reddy, Dr. John R. Jenkins and Dr. Ramesh Kumar, each of whom has an address specified on Schedule I hereto.

“Founders Notice” shall have the meaning set forth in Section 3(c) hereof.

“Holder” shall mean any holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series G Warrants, Series H Preferred Stock, Series I Preferred Stock and/or Series J Preferred Stock (or shares of Common Stock issued (either directly or indirectly) upon conversion thereof) owning of record Registrable Securities that have not been sold to the public and, for purposes of this Agreement, a record holder of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series G Warrants, Series H Preferred Stock, Series I Preferred Stock and/or Series J Preferred Stock convertible (either directly or indirectly) into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; provided, however, that the Corporation shall in no event be obligated to register the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series G Warrants, Series H Preferred Stock, Series I Preferred Stock or Series J Preferred Stock, and that Holders of Registrable Securities shall not be required to convert their shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and/or Series J Preferred Stock into Common Stock, or exercise their Series G Warrants and convert the shares issued thereunder into

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Common Stock, in order to exercise the registration rights granted under Section 5 hereof, until immediately before the closing of the offering to which the registration relates.

“Investor Oversubscription Rights” shall have the meaning set forth in Section 2(b) hereof.

“Majority Investors” shall have the meaning set forth in Section 2 hereof.

“Mehta Investors” shall mean Mehta Partners, LLC and/or its affiliates that are parties to the Series B Purchase Agreement.

“Non-Principal Transferring Stockholder” shall have the meaning set forth in Section 3(a) hereof.

“Notice of Acceptance” shall have the meaning set forth in Section 2(c) hereof.

“Offer” shall have the meaning set forth in Section 2(a) hereof.

“Oversubscribing Investor” shall have the meaning set forth in Section 2(b) hereof.

“Permitted Transfer” and “Permitted Transferee” shall have the meanings set forth in Section 3(d) hereof.

“Person” shall mean and include an individual, a corporation, a limited liability company, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

“Preferred Stock” shall mean, collectively, the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock.

“Principal Stockholders” shall mean the following individuals:  Dr. E. Premkumar Reddy and Dr. Ramesh Kumar, each of whom has an address specified on Schedule I hereto.

“Principal Transferring Stockholder” shall have the meaning set forth in Section 3(a) hereof.

“Register”, “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

“Registrable Securities” shall mean:  (a) all the shares of Common Stock of the Corporation issued or issuable upon the conversion of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and/or Series J Preferred Stock that are now owned or may hereafter be acquired

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by any Holder or its permitted successors and assigns, including upon exercise of the Series G Warrants; and (b) any shares of Common Stock of the Corporation issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in clause (a) of this definition; excluding in all cases, however, (i) any Registrable Securities sold pursuant to registration under the Securities Act or (ii) any Registrable Securities sold, subsequent to the Corporation’s initial public offering of securities registered under the Securities Act, pursuant to Rule 144 (or similar or successor rule) promulgated under the Securities Act.

“Registrable Securities then outstanding” shall mean the number of shares of Registrable Securities that are then issued and outstanding or are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

“Remaining Securities” shall have the meaning set forth in Section 2(d) hereof.

“Sale Shares” shall have the meaning set forth in Section 3(a) hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Series A Preferred Stock” shall mean the Corporation’s authorized 400,000 shares of Series A Convertible Preferred Stock, par value $.0l per share, having the designations, rights, preferences and privileges and qualifications, limitations and restrictions of preferred stock set forth in the Certificate of Incorporation.

“Series A Purchase Agreement” shall mean either the Stock Purchase and Subscription Agreement dated as of December 3, 1999 or the Stock Purchase and Subscription Agreement dated as of January 20, 2000, between the Corporation and the Series A Investors, as the same may be amended from time to time individually, or both such agreements together, as the context may require.

“Series B Directors” shall have the meaning set forth in Section 15(b) hereof.

“Series B Preferred Stock” shall mean the Corporation’s authorized 1,200,000 shares of Series B Convertible Preferred Stock, par value $.01 per share, having the designations, rights, preferences and privileges and qualifications, limitations and restrictions of preferred stock set forth in the Certificate of Incorporation.

“Series B Purchase Agreement” shall mean the Series B Convertible Preferred Stock Purchase Agreement dated as of November 14, 2000, between the Corporation and the Series B Investors, as the same may be amended from time to time.

“Series C Preferred Stock” shall mean the Corporation’s authorized 1,200,000 shares of Series C Convertible Preferred Stock, par value $.01 per share, having the designations,

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rights, preferences and privileges and qualifications, limitations and restrictions of preferred stock set forth in the Certificate of Incorporation.

“Series C Purchase Agreement” shall mean the Series C Convertible Preferred Stock Purchase Agreement, dated as of December 27, 2002, between the Corporation and the Series C Investors, as the same may be amended from time to time.

“Series D Director” shall have the meaning set forth in Section 15(b) hereof.

“Series D Preferred Stock” shall mean the Corporation’s authorized 1,625,000 shares of Series D Convertible Preferred Stock, $0.01 par value, having the designations, rights, preferences, privileges, qualifications, limitations and restrictions set forth in the Certificate of Incorporation.

“Series D Purchase Agreement” shall mean the Series D Convertible Preferred Stock Purchase Agreement, dated as of March 19, 2004, between the Corporation and the Series D Investors, as amended by that certain First Amendment to Series D Convertible Preferred Stock Purchase Agreement, between the Corporation and the Series D Investors, dated July 15, 2004.

“Series E Preferred Stock” shall mean the Corporation’s authorized 1,650,000 shares of Series E Convertible Preferred Stock, $0.01 par value, having the designations, rights, preferences, privileges, qualifications, limitations and restrictions set forth in the Certificate of Incorporation.

“Series E Purchase Agreement” shall mean each of the Series E Convertible Preferred Stock Purchase Agreement, dated as of March 18, 2005, between the Corporation and the Series E Investors and the Second Series E Stock Purchase Agreement, as amended, dated as of December 1, 2005, between the Corporation and the Series E Investors.

“Series F Preferred Stock” shall mean the Corporation’s authorized 2,000,000 shares of Series F Convertible Preferred Stock, $0.01 par value, having the designations, rights, preferences, privileges, qualifications, limitations and restrictions set forth in the Certificate of Incorporation.

“Series F Purchase Agreement” shall mean the Series F Convertible Preferred Stock Purchase Agreement, dated as of May 15, 2007, between the Corporation and the Series F Investors.

“Series G Preferred Stock” shall mean the Corporation’s authorized 2,700,000 shares of Series G Convertible Preferred Stock, $0.01 par value, having the designations, rights, preferences, privileges, qualifications, limitations and restrictions set forth in the Certificate of Incorporation.

“Series G Purchase Agreement” shall mean the Series G Convertible Preferred Stock Purchase Agreement, dated as of May 12, 2009, between the Corporation and certain of the Series G Investors, as the same has been amended and may be further amended from time to time.

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“Series H Director” shall have the meaning set forth in Section 15(b)(i) hereof.

“Series H Preferred Stock” shall mean the Corporation’s authorized 2,042,950 shares of Series H Convertible Preferred Stock, $0.01 par value, having the designations, rights, preferences, privileges, qualifications, limitations and restrictions set forth in the Certificate of Incorporation.

“Series H Purchase Agreement” shall mean the Series H Convertible Preferred Stock Purchase Agreement, dated as of September 21, 2010, between the Corporation and the Series H Investors, as the same has been amended and may be further amended from time to time.

“Series I Preferred Stock” shall mean the Corporation’s authorized 2,700,000 shares of Series I Convertible Preferred Stock, $0.01 par value, having the designations, rights, preferences, privileges, qualifications, limitations and restrictions set forth in the Certificate of Incorporation.

“Series I Conversion Agreement” shall mean that Second Amendment to Convertible Note Purchase Agreement and Amendment to Convertible Notes made as of July 20, 2012, by and among the Corporation and the holders of Convertible Notes representing at least a majority of the principal amount under all Convertible Notes, as defined therein, then outstanding.

“Series J Preferred Stock” shall mean the Corporation’s authorized 3,030,303 shares of Series J Convertible Preferred Stock, $0.01 par value, having the designations, rights, preferences, privileges, qualifications, limitations and restrictions set forth in the Certificate of Incorporation.

“Series J Purchase Agreement” shall mean the Series J Convertible Preferred Stock Purchase Agreement, dated as of July 27, 2012, between the Corporation and the Series J Investors, as the same has been amended and may be further amended from time to time.

“Shares Transfer” shall have the meaning set forth in Section 3(a) hereof.

“Subsection (c) Resignation” shall have the meaning set forth in Section 15(c) hereof.

“Transfer” shall mean any sale, assignment, transfer, disposition, donation, pledge, bequest, hypothecation, gift, conveyance, encumbrance or any other disposition or transfer of a Share or any interest or rights (legal or equitable) therein by any means whatsoever, whether direct or indirect, absolute or conditional, voluntary or involuntary, by operation of law (including without limitation, by operation of the laws of descent and distribution) or otherwise.

“TS Notice” shall have the meaning set forth in Section 3(a) hereof.

“Unsubscribed Shares” shall have the meaning set forth in Section 2(b) hereof.

“Violation” shall have the meaning set forth in Section 5(i) hereof.

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SECTION 2.                            Right of First Offer.  Each Series A Investor owning ten percent (10%) or more of the Series A Preferred Stock originally purchased by such Investor under the Series A Purchase Agreement, each Series B Investor owning ten percent (10%) or more of the Series B Preferred Stock originally purchased by such Investor under the Series B Purchase Agreement, each Series C Investor owning ten percent (10%) or more of the Series C Preferred Stock originally purchased by such Investor under the Series C Purchase Agreement, each Series D Investor owning ten percent (10%) or more of the Series D Preferred Stock originally purchased by such Investor under the Series D Purchase Agreement, each Series E Investor owning ten percent (10%) or more of the Series E Preferred Stock originally purchased by such Investor under the Series E Purchase Agreement, each Series F Investor owning ten percent (10%) or more of the Series F Preferred Stock originally purchased by such Investor under the Series F Purchase Agreement, each Series G Investor owning ten percent (10%) or more of the Series G Preferred Stock originally purchased by such Investor under the Series G Purchase Agreement (including shares issued or issuable upon exercise of the Series G Warrant purchased thereunder), each Series H Investor owning ten percent (10%) or more of the Series H Preferred Stock originally purchased by such Investor under the Series H Purchase Agreement, each Series I Investor owning ten percent (10%) or more of the Series I Preferred Stock originally received by such Investor under the Series I Conversion Agreement and each Series J Investor owning ten percent (10%) or more of the Series J Preferred Stock originally purchased by such Investor under the Series J Purchase Agreement (each, a “Majority Investor”), shall be entitled to the following right of first offer, except with respect to issuances of Excluded Securities, in connection with which there shall be no right of first offer:

(a)                                 The Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of Common Stock, (ii) any other equity security of the Corporation, (iii) any debt security of the Corporation which by its terms is convertible into or exchangeable for, with or without consideration, any equity security of the Corporation, (iv) any security of the Corporation that is a combination of debt and equity or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of the Corporation (collectively, the “Equity Securities”), unless in each case the Corporation shall have first offered to sell to the Majority Investors the Equity Securities, at a price and on such other terms as shall have been specified by the Corporation in a writing delivered to the Majority Investors (the “Offer”), which Offer by its terms shall remain open and irrevocable for a period of thirty (30) days from the date the Offer is received by the Majority Investors.

(b)                                 The Majority Investors shall have the right to purchase up to their pro rata share of the Equity Securities.  For these purposes, a Majority Investor’s “pro rata share” shall be that amount of the Equity Securities which would result in the Majority Investor’s owning the same percentage of the Corporation’s issued and outstanding Common Stock after the issuance of Equity Securities as the Majority Investor owned immediately prior to the issuance (assuming in each case the issuance of all shares of Common Stock issuable upon the conversion or exchange of all outstanding securities convertible into or exchangeable for Common Stock, including, if applicable, the Equity Securities).  However, each Majority Investor may, in his notice delivered pursuant to Section 2(c), subscribe for any number of the Equity Securities being offered by the Corporation.  Any Equity Securities which are not purchased as part of a Majority Investor’s pro rata share (“Unsubscribed Shares”) may be purchased by the other

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Majority Investors (“Oversubscribing Investors”) who indicated the desire to purchase more (specifying the number of shares) than their respective pro rata shares of the Equity Securities in their respective notices of exercise (“Investor Oversubscription Rights”).  If not enough Equity Securities are offered for sale to satisfy all properly exercised Investor Oversubscription Rights, the Unsubscribed Shares shall be sold to and purchased by Majority Investors exercising Investor Oversubscription Rights pro rata.  For the purpose of Investor Oversubscription Rights each Oversubscribing Investor’s pro rata portion will be equal to the total number of shares of Common Stock held by such Oversubscribing Investor as a percentage of the total number of shares of Common Stock held by all Oversubscribing Investors (assuming in each case the issuance of all shares of Common Stock issuable upon the conversion or exercise of all securities convertible into or exchangeable for Common Stock held by the Oversubscribing Investors).

(c)                                  Notice of a Majority Investor’s intention to accept, in whole or in part, an Offer shall be evidenced by a writing signed by the Majority Investor and delivered to the Corporation at or prior to the end of the 30-day period commencing with the date the Offer is sent by the Corporation (or, if later, within 10 days after the sending of any written notice of a material change in such Offer), setting forth such portion (specifying number of shares, principal amount or the like) of the Equity Securities as the Majority Investor elects to purchase and giving notice of any exercise of Investor Oversubscription Rights (the “Notice of Acceptance”).

(d)                                 The Corporation shall have 60 days from the expiration of the foregoing 30-day period to sell all or any part of such Equity Securities as to which a Notice of Acceptance has not been given by the Majority Investors (the “Remaining Securities”) to any other Person or Persons, but only upon terms and conditions which are no more favorable, in the aggregate, to such other Person or Persons or less favorable to the Corporation than those set forth in the Offer; provided, however, that in the event the Corporation concludes that such terms and conditions are no more favorable, in the aggregate, to such other Person or Persons or less favorable to the Corporation than those set forth in the Offer, but such terms and conditions contain material (whether individually or in the aggregate) modifications to the terms and conditions of the Offer, then the Corporation shall provide to the Majority Investors written notice of such modifications and each Majority Investor shall, by a writing signed by such Majority Investor and delivered to the Corporation at or prior to the end of the five (5)-day period commencing with the date such notice of the Corporation’s conclusion is sent by the Corporation, indicate whether they agree with the Corporation’s conclusion.  A failure to respond within such five (5)-day period shall be deemed an acceptance of the Corporation’s conclusion.  If the holders of a majority of the shares held by the Majority Investors indicate that they disagree with the Corporation’s conclusion, then the Majority Investors shall have the right set forth in subsection (c) above and the notice of the Corporation’s conclusion hereunder shall be deemed to constitute the written notice of material change in such Offer thereunder.  Upon the closing of the sale to such other Person or Persons of all the Remaining Securities, which shall include payment of the purchase price to the Corporation in accordance with the terms of the Offer, if a Majority Investor has timely submitted a Notice of Acceptance, he shall purchase from the Corporation, and the Corporation shall sell to the Majority Investor, the Equity Securities (including Unsubscribed Shares) in respect of which a Notice of Acceptance was delivered to the Corporation by the Majority Investor, at the terms specified in the Offer.

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(e)                                  In each case, any Equity Securities not purchased by a Majority Investor or by a Person or Persons in accordance with Section 2(d) may not be sold or otherwise disposed of until they are again offered to the Majority Investors under the procedures specified in Sections 2(a), (b), (c) and (d) hereof.

(f)                                   The rights of the Investor under this Section 2 shall not apply to the following securities (the “Excluded Securities”):

(i)                                     Common Stock or options to purchase shares of Common Stock issued to officers, employees or directors of, or consultants or advisors to, the Corporation, pursuant to any agreement, plan or arrangement approved by the Board of Directors of the Corporation; provided, however, that the maximum number of shares of Common Stock heretofore or hereafter issued or issuable pursuant to all such agreements, plans and arrangements shall not exceed in the aggregate the number of shares constituting the Fully-Diluted Option Pool (as defined in the Certificate of Incorporation).

(ii)                                  Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock;

(iii)                               Common Stock issued upon conversion of any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock or Series J Preferred Stock;

(iv)                              any securities issued pursuant to a merger, consolidation, acquisition or similar business combination or a joint venture, corporate partnering, strategic alliance or other similar arrangement (including without limitation, a licensing arrangement); or

(v)                                 Common Stock issued in connection with a public offering.

(g)                                  Notwithstanding the foregoing provisions of this Section 2, the rights of the Majority Investors and the obligations of the Corporation under this Section 2 shall terminate as to all Majority Investors upon the consummation of a Designated Offering.

(h)                                 By execution of this Agreement, the Stockholders hereby waive any and all rights of first offer to purchase any and all shares of Series I Preferred Stock and Series J Preferred Stock issued and sold by the Corporation, whether under the terms of that certain Series I Conversion Agreement or that certain Series J Purchase Agreement dated as of the date of this Agreement or otherwise, at any closing to be held for the sale of such securities.  This waiver also extends to any and all of the shares of Common Stock issuable upon conversion of such shares of Series I Preferred Stock or Series J Preferred Stock and to any notice period required in connection with such right of first offer.

SECTION 3.                            Right of First Refusal.  The Corporation, the Founders and the Series D Investors shall be entitled to the following right of first refusal, except with respect to Permitted Transfers in connection with which there shall be no right of first refusal:

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(a)                                 Transfer of Shares.  An Investor (including Dr. John R. Jenkins but other than a Principal Stockholder) shall not transfer (each, a “Non-Principal Transferring Stockholder”) and each Principal Stockholder shall not transfer (each, a “Principal Transferring Stockholder” and together with the Non-Principal Transferring Stockholders, the “Transferring Stockholders”) any or all of the Shares or any right or interest therein then owned by him (each, a “Shares Transfer”) except by a Transfer that meets the requirements of this Section 3 and of this Agreement generally.  If a Transferring Stockholder proposes to effect a Shares Transfer, whether voluntarily or involuntarily, then at least sixty (60) days prior to any Shares Transfer, each Non-Principal Transferring Stockholder shall give notice to the Corporation and the Founders and each Principal Transferring Stockholder shall give notice to the Corporation, the Founders and the Series D Investors of his intention to effect the Shares Transfer (in each case, the “TS Notice”).  The TS Notice shall set forth (i) the number, class and series of shares to be sold by the Transferring Stockholder (the “Sale Shares”), (ii) the date or proposed date of the Shares Transfer and the name and address of the proposed transferee, (iii) the principal terms of the Shares Transfer, including the cash or other property or consideration to be received upon such Shares Transfer, and (iv) the percentage which the number of Sale Shares constitutes with respect to the aggregate number of Shares then held by the Transferring Stockholder.  In the case of a proposed Transfer by way of gift or if the nature of the Transfer is such that no readily determinable consideration is to be paid for the Transfer of the Sale Shares, then a bona fide Transfer price for purposes of this Section 3(a) shall be determined by the Board of Directors of the Corporation promptly upon the Corporation’s receipt of, and as of the date of, the TS Notice (the “Board Price”).

(b)                                 Corporation’s Option.  The Corporation shall have the option, but not the obligation, to purchase any or all of the Sale Shares on the same terms as specified in the TS Notice.  Within fifteen (15) days after the receipt of the TS Notice, the Corporation shall give written notice to the Transferring Stockholder, the Founders and, in the case of a Principal Transferring Stockholder, to the Series D Investors (the “Corporation Notice”) stating whether or not it elects to exercise its option to purchase, the number of Sale Shares, if any, it elects to purchase, a date and time for consummation of the purchase not more than fifteen (15) days after the receipt of the Corporation Notice by the Transferring Stockholder, and any Board Price determined pursuant to Section 3(a).  Failure by the Corporation to give such notice within such time period shall be deemed an election by it not to exercise its option.  Within five (5) days following the receipt of the Corporation Notice, the Transferring Stockholder shall have the right to rescind the TS Notice and the proposed Transfer if the Board Price is deemed to be unacceptable, as determined in the sole discretion of the Transferring Stockholder.  The Transferring Stockholder shall not be entitled to vote, either as a stockholder or a director (if applicable), in connection with the decision of the Corporation whether to exercise its option to purchase the Sale Shares, provided that, if his vote is required for valid corporate action, then he shall vote in accordance with the decision of the majority of the other directors or stockholders, as the case may be.

(c)                                  Founders’ Option.  If the Corporation fails to exercise its right to purchase under Section 3(b) hereof, or exercises its right to purchase for less than all of the Sale Shares and the Transferring Stockholder has not rescinded the TS Notice as described in Section 3(b) hereof, then the Founders shall each have the option, but not the obligation, to purchase up to their pro rata share of all of the remaining Sale Shares on the same terms as specified in the TS

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Notice.  Each Founder’s pro rata portion of such remaining Sale Shares will be equal to the total number of shares of Common Stock held by such Founder as a percentage of the total number of shares of Common Stock held by all Founders (assuming in each case the conversion or exchange of all securities held by the Founders that are convertible into or exchangeable for Common Stock). Not later than fifteen (15) days after the Founders receive the Corporation Notice, each Founder shall give written notice to the Transferring Stockholder, the Corporation and, in the case of a Principal Transferring Stockholder, to the Series D Investors (the “Founders Notice”) stating whether or not he elects to exercise his option to purchase, the number of Sale Shares, if any, he elects to purchase, and a date and time for consummation of the purchase not more than fifteen (15) days after the receipt of the Founders Notice by the Transferring Stockholder.  Failure by a Founder to give such notice within such time period shall be deemed an election by him not to exercise his option. If a Founder elects not to purchase all of his pro rata share of the remaining Sale Shares, then the other Founders shall have the right to purchase any or all such unsubscribed Sale Shares (“Unsubscribed Sale Shares”).  To purchase any Unsubscribed Sale Shares, the Founder must have specified in his Founders Notice that he wished to exercise his right to purchase more (specifying the number of shares) than his pro rata share of the Sale Shares (a “Founder Oversubscription Right”).  If not enough Sale Shares remain to satisfy all properly exercised Founder Oversubscription Rights, then the Unsubscribed Sale Shares shall be sold to and purchased by Founders exercising Founder Oversubscription Rights pro rata.  For these purposes, a Founder’s pro rata share will be equal to the total number of shares of Common Stock held by such Founder as a percentage of the total number of shares of Common Stock held by all Founders exercising Founder Oversubscription Rights (assuming in each case the issuance of all shares of Common Stock issuable upon the conversion or exchange of all securities convertible into or exchangeable for Common Stock held by the Founders exercising Founder Oversubscription Rights).  Subject to Section 3(d) in the case of Principal Transferring Stockholders, if the Corporation and the Founders do not purchase all the Sale Shares (including any Unsubscribed Sale Shares), then the Transferring Stockholder shall thereafter, for a period of ninety (90) days, be free to transfer all the Sale Shares on the terms provided in the TS Notice (subject to the provisions of Section 5); provided, however, that the Sale Shares shall continue to be subject to the terms of this Agreement and any such transferee shall agree in writing to be bound by the obligations imposed upon Stockholders under this Agreement as if such transferee were originally a signatory to this Agreement.

(d)                                 Series D Option.  If, in the case of a Principal Transferring Stockholder, (i) the Corporation fails to exercise its right to purchase under Section 3(b) hereof, or exercises its rights to purchase for less than all of the Sale Shares, (ii) the Founders fail to exercise their right to purchase under Section 3(c) hereof, or exercise their right to purchase for less than all of the Sale Shares and (iii) the Principal Transferring Shareholder has not rescinded the TS Notice as described in Section 3(b) hereof, then the Series D Investors shall each have the option, but not the obligation, to purchase up to their pro rata share of all of the remaining Sale Shares on the same terms as specified in the TS Notice.  Each Series D Investor’s pro rata portion of such remaining Sale Shares will be equal to the total number of shares of Common Stock held by such Series D Investor as a percentage of the total number of shares of Common Stock held by all Series D Investors (assuming in each case the conversion or exchange of all securities held by the Series D Investors are convertible or exchangeable into Common Stock).  Not later than fifteen (15) days after the Series D Investors receive the Founders Notice, each Series D Investor

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shall give written notice to the Principal Transferring Stockholder and the Corporation (the “Series D Notice”) stating whether or not he elects to exercise his option to purchase, the number of Sale Shares, if any, he elects to purchase, and a date and time for consummation of the purchase not more than fifteen (15) days after the receipt of the Series D Notice by the Transferring Stockholder.  Failure by a Series D Investor to give such notice within such time period shall be deemed an election by him not to exercise his option. If a Series D Investor elects not to purchase all of his pro rata share of the remaining Sale Shares, then the other Series D Investors shall have the right to purchase any or all Unsubscribed Sale Shares.  To purchase any Unsubscribed Sale Shares, the Series D Investor must have specified in his Series D Notice that he wished to exercise his right to purchase more (specifying the number of shares) than his pro rata share of the Sale Shares (a “Series D Oversubscription Right”).  If not enough Sale Shares remain to satisfy all properly exercised Series D Oversubscription Rights, then the Unsubscribed Sale Shares shall be sold to and purchased by Series D Investors exercising Series D Oversubscription Rights pro rata.  For these purposes, a Series D Investor’s pro rata share will be equal to the total number of shares of Common Stock held by such Series D Investor as a percentage of the total number of shares of Common Stock held by all Series D Investors exercising Series D Oversubscription Rights (assuming in each case the issuance of all shares of Common Stock issuable upon the conversion or exchange of all securities convertible into or exchangeable for Common Stock held by the Series D Investors exercising Series D Oversubscription Rights).  If the Corporation, the Founders and the Series D Investors do not purchase all the Sale Shares (including any Unsubscribed Sale Shares), then the Transferring Stockholder shall thereafter, for a period of ninety (90) days be free to transfer all the Sale Shares on the terms provided in the TS Notice (subject to the provisions of Sections 4 and 5); provided, however, that the Sale Shares shall continue to be subject to the terms of this Agreement and any such transferee shall agree in writing to be bound by the obligations imposed upon Stockholders under this Agreement as if such transferee were originally a signatory to this Agreement.

(e)                                  Definitions.  For purposes of this Agreement, the term “Permitted Transfer” shall mean a Shares Transfer (i) to an Affiliate of a Transferring Stockholder or pursuant to a merger, consolidation, acquisition or similar business combination or similar business arrangement of the Transferring Stockholder, (ii) to a spouse (other than pursuant to any divorce or separation proceedings or settlement), parents, brother, sister, children (natural or adopted), stepchildren or grandchildren or a trust for any of their benefit in the case of a Transferring Stockholder that is a natural person (individually, a “Family Member” and collectively, the “Family Members”), (iii) pursuant to an effective registration statement under the Securities Act; (iv) that, after giving effect to all such prior Shares Transfers by such Transferring Stockholder (and its, his or her transferee or predecessor-in-interest, if any) (other than those specified in the foregoing clauses (i), (ii) and (iii)), does not result in such Transferring Stockholder’s transferring Shares representing in the aggregate more than ten percent (10%) of the Shares that such Transferring Stockholder owned on the date of this Agreement; (v) resulting from a Significant Investor’s (as defined below) exercise of its co-sale rights under Section 4 hereof; or (vi) to an equity owner or liquidating trustee of a Transferring Stockholder upon the liquidation or winding up of the Transferring Stockholder (each recipient being a “Permitted Transferee”); provided, however, that for the sake of clarity, it is hereby confirmed that Ventureast Life Fund III, an entity organized under the laws of India and represented by its fund manager, APIDC Venture Capital Private Limited, shall be entitled to reallocate its holdings of Series H Preferred Stock between itself and Ventureast Life Fund III

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LLC, an entity organized under the laws of Mauritius, in such proportion as shall be determined by the former, and such reallocation shall be deemed to be a Permitted Transfer hereunder; and provided, however, that prior to such Permitted Transfer, such Permitted Transferee shall agree in writing to be bound by the obligations imposed upon Stockholders under this Agreement as if such transferee were originally a signatory to this Agreement.

(f)                                   Application of Provisions.  In each case, any Sale Shares not purchased by the proposed transferee in accordance with Section 3(d) hereof may not be sold or otherwise disposed of until they are again offered to the Corporation and the Founders, and to the Series D Investors, if appropriate, under the procedures specified herein.

(g)                                  Transfers Void.  Any attempted Transfer in violation of the terms of this Section 3 shall be ineffective to vest in any transferee any interest held by the Transferring Stockholder in the Sale Shares.  Without limiting the foregoing, any purported Shares Transfer in violation hereof shall be ineffective as against the Corporation and the Founders, and the Series D Investors, if appropriate, and the Corporation and the Founders, and the Series D Investors, if appropriate, shall have a continuing right and option (but not an obligation), until the restrictions contained in this Section 3 terminate, to purchase the Sale Shares purported to be transferred by the Transferring Stockholders for a price and on terms the same as those at which the purported Shares Transfer was effected.

(h)                                 Termination of Restrictions.  The restrictions in this Section 3 shall terminate upon the consummation of a Designated Offering.

(i)                                     Founder/Investor.  Notwithstanding the foregoing, a Founder who is also an Investor shall have no right to purchase Sale Shares with respect to any Shares Transfer for which he is the Transferring Stockholder.  Such Founder and Investor shall, however, deliver the TS Notice and otherwise comply with this Section 3.

SECTION 4.                            Rights of Co-Sale.  Each Series B Investor that, together with any Affiliates, owns not less than 5% of the then issued and outstanding Series B Preferred Stock (each a “Significant Series B Investor” and, collectively, the “Significant Series B Investors”), each Series C Investor that, together with any Affiliates, owns not less than 5% of the then issued and outstanding Series C Preferred Stock (each a “Significant Series C Investor” and collectively, the “Significant Series C Investors”), each Series D Investor that, together with any Affiliates, owns not less than 5% of the then issued and outstanding Series D Preferred Stock (each a “Significant Series D Investor” and, collectively, the “Significant Series D Investors”), each Series E Investor that, together with any Affiliates, owns not less than 5% of the then issued and outstanding Series E Preferred Stock (each a “Significant Series E Investor,” collectively, the “Significant Series E Investors”), each Series F Investor that, together with any Affiliates, owns not less than 5% of the then issued and outstanding Series F Preferred Stock (each a “Significant Series F Investor,” collectively, the “Significant Series F Investors”), each Series G Investor that, together with any Affiliates, owns not less than 5% of the then issued and outstanding Series G Preferred Stock (each a “Significant Series G Investor,” collectively, the “Significant Series G Investors”), each Series H Investor that, together with any Affiliates, owns not less than 5% of the then issued and outstanding Series H Preferred Stock (each a “Significant Series H Investor,” collectively, the “Significant Series H Investors”), each Series I Investor that,

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together with any Affiliates, owns not less than 5% of the then issued and outstanding Series I Preferred Stock (each a “Significant Series I Investor,” collectively, the “Significant Series I Investors”), and each Series J Investor that, together with any Affiliates, owns not less than 5% of the then issued and outstanding Series J Preferred Stock (each a “Significant Series J Investor,” collectively, the “Significant Series J Investors” and, together with the Significant Series B Investors, Significant Series C Investors, Significant Series D Investors, Significant Series E Investors, Significant Series F Investors, Significant Series G Investors, Significant Series H Investors and Significant Series I Investors, the “Significant Investors”) shall be entitled to the following co-sale rights, except with respect to Excluded Transfers (defined below) in connection with which there shall be no co-sale rights:

(a)                                 Transfer of Shares.  A Founder shall not Transfer (each, a “Transferring Founder”) any or all of the Shares or any right or interest therein then owned by him (each, a “Founder Shares Transfer”) except by a Transfer that meets the requirements of this Section 4 and of this Agreement generally.  If a Transferring Founder proposes to effect a Founder Shares Transfer, whether voluntarily or involuntarily, then at least sixty (60) days prior to any Founder Shares Transfer, such Transferring Founder shall deliver the TS Notice in accordance with Section 3 above and shall also deliver the TS Notice to the Significant Investors notifying them of his intention to effect the Founder Shares Transfer.

(b)                                 Exercise of Co-Sale Rights.  To the extent that the Corporation, the other Founders and the Series D Investors fail to exercise their right of first refusal under Section 3 hereof, then a Significant Investor may exercise its co-sale rights under this Section 4 by delivery of a written notice (the “Co-Sale Notice”) to the Transferring Founder within fifteen (15) days of the date of Founder’s sending the TS Notice.  The Co-Sale Notice shall state the number of Shares that the Significant Investor proposes to include in the proposed sale, up to its Significant Investor’s Share (as defined below).  If a Significant Investor entitled to participate in such sale delivers a Co-Sale Notice, such Significant Investor shall be obligated to sell that number of Shares specified in the Co-Sale Notice upon the same terms and conditions as the Transferring Founder is selling, conditioned upon and contemporaneously with completion of the Transferring Founder’s sale of his Founder Sale Shares (except as provided in Section 4(d)).  The number of Founder Sale Shares that the Founder may actually Transfer to the proposed transferee (after the application of this Section 4) shall be reduced by the number of Significant Investors’ Shares that the proposed transferee purchases pursuant to this Section 4(b).  If no Co-Sale Notice is received within the 15-day period referred to above, the Transferring Founder shall have the right for a one hundred twenty (120)-day period to effect the proposed sale of the Founder Sale Shares on terms and conditions set forth in the Founder Notice and in accordance with the provisions of this Section 4; provided, however, that the Shares shall continue to be subject to the terms of this Agreement and any such transferee shall agree in writing to be bound by the obligations imposed upon the Stockholders under this Agreement as if such transferee were originally a signatory to this Agreement.  “Significant Investor’s Share” means the Shares owned by the Significant Investor multiplied by the percentage determined by dividing (A) the number of shares of Common Stock held by such Significant Investor (assuming conversion of the shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and/or Series J Preferred Stock, as applicable, into Common Stock), by (B) the number of shares of Common Stock held by the Transferring Founder and all Significant Investors

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participating in the co-sale right (assuming conversion of the shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock into Common Stock).

(c)                                  Excluded Transfers.  Notwithstanding anything herein to the contrary, a Transferring Founder may make any of the following Founder Shares Transfers without offering the Significant Investors the opportunity to participate (collectively, the “Excluded Transfers”): (i) Founder Shares Transfers to any Family Member or to a corporation, partnership, limited liability company or other entity that is controlled by the Transferring Founder and/or his Family Members, provided that such Family Member or entity agrees in writing to be bound by the provisions of this Agreement; (ii) Founder Shares Transfers to another Founder; (iii) Founder Shares Transfers pursuant to an effective registration statement under the Securities Act; (iv) Founder Shares Transfers that, after giving effect to all such prior Transfers by such Founder (and his or her transferee or predecessor-in-interest, if any) (other than those specified in the foregoing clauses (i), (ii) and (iii)), do not result in the Transferring Founder’s transferring Shares representing in the aggregate more than ten percent (10%) of the Shares that such Transferring Founder owned on the date of this Agreement; or (v) shares transferred to the Corporation, the other Founders and/or the Series D Investors pursuant to their respective rights of first refusal under Section 3 hereof.

(d)                                 Prohibited Transfers.  If a Transferring Founder subject to this Section 4 Transfers any Founder Sale Shares in contravention of this Section 4 (a “Prohibited Transfer”), any Significant Investor may, by delivery of written notice to such Transferring Founder (a “Put Notice”) within ten (10) days after the later of (i) the closing of such Prohibited Transfer, and (ii) the date on which such Significant Investor becomes aware of the Prohibited Transfer or the terms thereof, require the Transferring Founder to purchase from such Significant Investor, for cash and on the same terms, the number of Shares which such Significant Investor would have been entitled to sell (or such lesser amount requested by the Significant Investor) had the Transferring Founder complied with the provisions of this Section 4 at a per share price equal to the per share fair market value of the consideration received by the Transferring Founder in the Prohibited Transfer on the date of the closing of the Prohibited Transfer.  The closing of such Transfer to such Transferring Founder will occur within ten (10) days after the date of such Significant Investor’s Put Notice to such Transferring Founder.

(e)                                  Notwithstanding the foregoing, the right of first refusal provided for in Section 3 and the co-sale right provided for in Section 4 shall be mutually exclusive and any Significant Investor that elects to exercise its rights with respect to any proposed Shares Transfer under either of such Sections shall not be entitled to exercise its rights, if any, under the other such Section with respect to such proposed sale.

(f)                                   Termination.  The co-sale rights arising under this Section 4 shall terminate upon the consummation of a Designated Offering.

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SECTION 5.                            Transfer of Securities; Registration Rights.

(a)                                 Restriction on Transfer.  The Shares shall not be transferable except upon the conditions specified in this Section 5, which conditions are intended to ensure compliance with the provisions of the Securities Act and applicable state securities laws in respect of the Transfer thereof.

(b)                                 Restrictive Legend.  Each certificate for the Shares and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Section 5(c)) be stamped or otherwise imprinted with substantially the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.  ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE EIGHTH AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT DATED AS OF JULY 27, 2012, AMONG ONCONOVA THERAPEUTICS, INC. AND CERTAIN OTHER SIGNATORIES THERETO (AS THE SAME MAY BE AMENDED AND/OR RESTATED FROM TIME TO TIME) AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.  UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, ONCONOVA THERAPEUTICS, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF ONCONOVA THERAPEUTICS, INC.”

In addition, the certificate may be stamped with such legends as the Corporation’s counsel may deem advisable in light of applicable state securities laws.

(c)                                  Notice of Transfer.  The holder of any Shares, by acceptance thereof agrees, prior to any Transfer thereof, to give written notice to the Corporation of such holder’s intention to effect such Transfer and to comply in all other respects with the provisions of this Section 5(c) and the other applicable provisions of this Agreement.  Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by

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(i) the written opinion, addressed to the Corporation, of counsel for the holder of such Shares, as to whether in the opinion of such counsel (which counsel and opinion shall be reasonably satisfactory to counsel to the Corporation) such proposed Transfer involves a transaction requiring registration of such shares under the Securities Act, and (ii) in the case of Registrable Securities, if in the opinion of such counsel such registration is required, a written request addressed to the Corporation by the Holder of Registrable Securities, describing in detail the proposed method of disposition and requesting the Corporation to effect the registration of such Registrable Securities pursuant to the terms and conditions of Sections 5(d), 5(e) or 5(f), as the case may be; provided, however, that no such opinion shall be required in the case of a Transfer by any Holder of Registrable Securities (A) which is a (1) partnership or limited liability company to a partner or member of such Holder, or a retired partner or member of such Holder who retires after the date hereof, or the estate of any such partner or member or retired partner or member, if the transferee agrees in writing to be subject to the terms of this Section 5 to the same extent as if such transferee were originally a signatory to this Agreement, or (2) corporation to any Affiliate of such corporation, including without limitation, any officer, director or controlling stockholder of such corporation, or (B) in connection with a transaction complying with the requirements of Rule 144 (as amended from time to time) promulgated under the Securities Act (or successor rule thereto). If in such opinion of counsel the proposed Transfer may be effected without registration under the Securities Act, the holder shall thereupon be entitled to Transfer the Shares in accordance with the terms of the notice delivered by it to the Corporation, subject to the other requirements of this Agreement. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Shares (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legend set forth in Section 5(b) unless (x) in such opinion of counsel registration of future Transfer is not required by the applicable provisions of the Securities Act or (y) the Corporation shall have waived the requirement of such legend; provided, however, that such legend shall not be required (1) on any certificate or other instrument evidencing the securities issued upon such Transfer in the event such Transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time) promulgated under the Securities Act (or successor rule thereto) or (2) on any certificate or other instrument which is immediately resalable without restrictions (whether or not such resale is proposed) under Rule 144 or successor thereto.  Notwithstanding the foregoing, as a condition to any Transfer of Shares, the transferee must agree to be bound by the terms hereof as if it were a signatory hereto, and the shares held by such transferee shall constitute Shares hereunder.

(d)                                 Piggyback Registrations.

(i)                                     The Corporation shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Corporation (including, but not limited to, registration statements relating to secondary offerings of securities of the Corporation, but excluding registration statements on an Excluded Form or relating to any employee benefit plan or a corporate reorganization) and shall afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder.  Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within fourteen (14) days after receipt of the above-described notice

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from the Corporation, so notify the Corporation in writing, and in such notice shall inform the Corporation of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Corporation, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Corporation with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(ii)                                  If the registration statement under which the Corporation gives notice under this Section 5(d) is for an underwritten offering, the Corporation shall so advise the Holders of Registrable Securities.  In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 5(d) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Corporation. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in said underwriting shall be allocated, first, to the Corporation, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities held by each such Holder; provided, however, that the right of the underwriters to exclude Registrable Securities from the registration and underwriting as described above shall be restricted so that the number of Registrable Securities included in any such registration is not reduced below twenty percent (20%) of the shares included in the registration, except for a registration relating to the Corporation’s initial public offering from which all Registrable Securities may be excluded.  In the event that underwriters exclude Registrable Securities from the registration and underwriting as described above, the Corporation shall use its commercially reasonable efforts to cause the underwriters to furnish a certificate indicating the reasons for such exclusion.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Corporation and the underwriter, delivered at least five (5) business days prior to the effective date of the registration statement.  Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(iii)                               All registration expenses incurred in connection with a registration pursuant to this Section 5(d) (other than underwriters’ discounts and commissions which shall be borne proportionately by Holders participating in a registration pursuant to this Section 5(d) on the basis of the number of the shares so registered) shall be borne by the Corporation.

(e)                                  Form S-3 Registration.  In case the Corporation receives from the Demand Holders a written request or requests that the Corporation effect a registration on Form S-3 with

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respect to all or part of the Registrable Securities owned by such Demand Holders, then the Corporation shall:

(i)                                     Promptly give written notice of the proposed registration and the Demand Holders request therefor to all Holders of Registrable Securities; and

(ii)                                  As soon as practicable effect such registration; provided, however, that the Corporation shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 5(e):  (A) if Form S-3 is not available for such offering by the Holders; (B) if the Holders propose to sell Registrable Securities at an aggregate gross offering price to the public of less than $500,000.00; (C) if the Corporation has, within the six (6)-month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 5(e); (D) if the Corporation furnishes to the Holders of Registrable Securities a certificate signed by the President or Chief Executive Officer of the Corporation stating that (1) the Corporation is planning to file a registration statement in connection with an underwritten public offering within 120 days of such request for registration, or (2) in the good faith judgment of the Board of Directors of the Corporation, it would be detrimental to the Corporation and its stockholders for such Form S-3 registration statement to be filed at such time, in which event the Corporation shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the holders of Registrable Securities under this Section 5(e); provided, however, that the Company may not utilize this right more than once in any twelve (12)-month period; or (E) in any particular jurisdiction in which the Corporation would be required to qualify to do business or to execute a general consent to service of process in order to effect such registration in compliance with all applicable laws.

(iii)                               Subject to the foregoing, the Corporation shall file a Form S-3 registration statement covering the Registrable Securities to be registered pursuant to this Section 5(e) as soon as practicable after receipt of the request or requests of the requisite Holders for such registration.  All registration expenses incurred in connection with a registration pursuant to this Section 5(e) (other than underwriters’ discounts and commissions which shall be borne proportionately by Holders participating in a registration pursuant to this Section 5(e)) shall be borne by the Corporation.

(f)                                   Demand Registration.

(i)                                     If the Corporation receives at any time after six (6) months following the effective date of the Corporation’s initial public offering, a written request from the Demand Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding that the Corporation file a registration statement under the Securities Act covering the registration of the Registrable Securities, then the Corporation shall, within ten (10) business days after the receipt thereof, give written notice of such request to all Demand Holders, and effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities which the Demand Holders request to be registered and included in such registration, subject only to the limitations of this Section 5(f);

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(ii)                                  If the Demand Holders initiating the registration request under this Section 5(f) (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to this Section 5(f) and the Corporation shall include such information in the written notice referred to in Section 5(f)(i) hereof.  In such event, the right of any Demand Holder to include such Demand Holder’s Registrable Securities in such registration shall be conditioned upon such Demand Holder’s participation in such underwriting and the inclusion of such Demand Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Demand Holder) to the extent provided herein.  All Demand Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Corporation.  Notwithstanding any other provision of this Section 5(f), if the underwriter(s) advise(s) the Corporation in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Corporation shall also advise all Demand Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Demand Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Demand Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Corporation and other stockholders are first entirely excluded from the underwriting and registration.  Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

(iii)                               The Corporation is obligated to effect only two (2) such registrations pursuant to this Section 5(f).

(iv)                              Notwithstanding the foregoing, if the Corporation furnishes to Demand Holders requesting the filing of a registration statement pursuant to this Section 5(f) a certificate signed by the President or Chief Executive Officer of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Corporation shall have the right to defer such filing for a period of not more than one hundred and twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Corporation may not utilize this right more than once in any twelve (12) month period.

(v)                                 All expenses incurred in connection with a registration pursuant to this Section 5(f), including without limitation, all federal and “blue sky” registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Corporation, and of one counsel for the participating Demand Holders (but excluding underwriters’ discounts and commissions), shall be borne by the Corporation.  Each Holder participating in a registration pursuant to this Section 5(f) shall bear its

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proportionate share of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.  Notwithstanding the foregoing, the Corporation shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 5(f) if the registration request is subsequently withdrawn at the request of the Demand Holders of a majority of the Registrable Securities to be registered; provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Corporation not known to the Demand Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Demand Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to this Section 5(f).

(g)                                  Obligations of the Corporation.  Whenever required to effect the registration of any Registrable Securities under this Agreement, the Corporation shall, as expeditiously as reasonably possible:

(i)                                     Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective.

(ii)                                  Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and to keep such registration statement effective, in the case of a firm commitment underwriting, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Securities covered thereby or one hundred eighty (180) days after the effective date thereof; provided, however, that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any Registrable Securities included in such registration at the request of an underwriter of the Common Stock or if the Corporation has provided the notice described in subparagraph (vii) below.

(iii)                               Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(iv)                              Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided, that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

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(v)                                 Use its best efforts to list the securities covered by such registration statement with the securities exchange, if any, on which the Common Stock is then listed.

(vi)                              In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.  Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(vii)                           Notify each Holder of Registrable Securities and each underwriter under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(h)                                 Furnish Information.  It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to Sections 5(d), 5(e), and 5(f) that the selling Holders shall furnish to the Corporation such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(i)                                     Indemnification.  In the event any Registrable Securities are included in a registration statement under Sections 5(d), 5(e) or 5(f):

(i)                                     To the extent permitted by law, the Corporation shall indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively, “Indemnified Persons”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”):

(A)                               any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,

(B)                               the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

(C)                               any violation or alleged violation by the Corporation of the Securities Act, the Exchange Act, any federal or state securities law or any rule or

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regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement, and the Corporation shall reimburse each such Indemnified Person for any legal or other expenses reasonably incurred by it, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld), nor shall the Corporation be liable in any case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by an Indemnified Person.

(ii)                                  To the extent permitted by law, each selling Holder shall indemnify and hold harmless the Corporation, each of its directors and officers who have signed the registration statement, each Person, if any, who controls the Corporation within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any Person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Corporation or any such Person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Corporation or any such Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

(iii)                               Promptly after receipt by an indemnified party under this Section 5(i) of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5(i), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within

24

a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5(i), but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5(i).

(iv)                              If the indemnification provided for in Section 5(i) is unavailable to a party entitled to indemnification in respect of any losses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the aggregate losses as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that, in any such case, (1) no Holder shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (2) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(v)                                 The obligations of the Corporation and Holders under this Section 5(i) shall survive the completion of any offering of Registrable Securities in a registration statement, and the termination of this Agreement.

(j)                                    “Market Stand-Off” Agreement.  Each Holder hereby agrees that it shall not, to the extent requested by the Corporation and an underwriter of Common Stock of the Corporation, sell or otherwise Transfer any Registrable Securities (other than Registrable Securities being registered in such offering) for up to that period of time following the effective date of a registration statement of the Corporation filed under the Securities Act as is requested by the managing underwriter(s) of such offering, not to exceed one hundred eighty (180) days; provided, however, that all officers, directors and five percent (5%) or greater stockholders of the Corporation then holding Common Stock of the Corporation shall enter into similar agreements.  In order to enforce the foregoing covenant, the Corporation may impose stop transfer instructions with respect to the then-remaining Registrable Securities of each Holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

(k)                                 Assignment of Registration Rights.  The rights of a Holder under Sections 5(d), (e) and (f) may be assigned by any Holder in connection with any Transfer by a Holder of Registrable Securities provided that:  (i) such Transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Transfer is effected in compliance with the restrictions on Transfer contained in this Agreement and in any other agreement between the Corporation and the Holder; (iii) notice of such Transfer is given to the Corporation; (iv) such assignee or transferee (a) acquires pursuant to such Transfer not less than 50,000 shares of Registrable

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Securities (as adjusted for combinations, stock dividends, subdivisions or split-ups), or (b) such assignee or transferee is an Affiliate or a Family Member of a Holder; and (v) such assignee or transferee agrees in writing with the Corporation to be bound by all of the provisions of this Agreement.

SECTION 6.  Duration of Agreement.  Except for those provisions that, by their terms, terminate sooner, all rights and obligations of each Stockholder under this Agreement shall terminate as to such Stockholder upon the earlier of (a) the Transfer in accordance with this Agreement of all Shares held by such Stockholder, or (b) upon written consent of (i) the Stockholders holding at least a majority of the shares of Series A Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (ii) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series B Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (iii) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series C Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (iv) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series D Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (v) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series E Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (vi) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series F Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (vii) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series G Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (viii) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series H Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (ix) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series I Preferred Stock subject to this Agreement (including shares of Common Stock into which converted ), (x) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series J Preferred Stock subject to this Agreement (including shares of Common Stock into which converted) and (xi) the Stockholders holding at least a majority of the shares of Common Stock subject to this Agreement (other than those shares specified in subparagraphs (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix) and (x) above).

SECTION 7.  Severability; Governing Law.  If any provisions of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

SECTION 8.  Benefits of Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, legal representatives and heirs; provided, that, except as otherwise specifically permitted pursuant to this Agreement, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties.  This Agreement sets forth the entire agreement and understanding among the parties as to the subject

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matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

SECTION 9.  Notices.  All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person, sent by overnight courier, or duly sent by first class registered or certified mail (or air mail, if to a party not located in North America), return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

(a)                                 If to the Corporation, to:

Onconova Therapeutics, Inc.
375 Pheasant Run

Newtown, PA  18940

Attention:                                       Dr. Ramesh Kumar

with a copy to:

Dechert LLP
902 Carnegie Center
Suite 500
Princeton, NJ  08540-6531

Attention:                                         James J. Marino, Esq.

(b)                                 If to the Stockholders, to the names and addresses set forth on Schedule I.

All such notices, advises and communications shall be deemed to have been received (a) in the case of personal delivery or by overnight courier, on the date of such delivery and (b) in the case of mailing, on the third day after the posting thereof.

SECTION 10.  Changes.  The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived (either generally or in a particular instance and either retroactively or prospectively), except pursuant to the written consent of (a) the Corporation, (b) the Stockholders holding at least a majority of the shares of Series A Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (c) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series B Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (d) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series C Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (e) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series D Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (f) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series E Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (g) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series F Preferred Stock subject to this

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Agreement (including shares of Common Stock into which converted), (h) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series G Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (i) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series H Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (j) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series I Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), (k) the Stockholders holding at least sixty-six and 67/100 percent (66.67%) of the shares of Series J Preferred Stock subject to this Agreement (including shares of Common Stock into which converted), and (l) the Stockholders holding at least a majority of the shares of Common Stock subject to this Agreement (other than those shares specified in Sections 10(b), (c), (d), (e) (f), (g), (h), (i), (j) and (k) above); provided, however, that any rights that inure specifically to the benefit of the Series A Investors as a group, the Series B Investors as a group, the Series C Investors as a group, the Series D Investors as a group, the Series E Investors as a group, the Series F Investors as a group, the Series G Investors as a group, the Series H Investors as a group, the Series I Investors as a group, the Series J Investors as a group, or the Founders as a group, may be effectively waived by the Stockholders holding at least a majority of the shares of the Series A Preferred Stock subject to this Agreement in the case of the Series A Investors, at least sixty-six and 67/100 percent (66.67%) of the shares of the Series B Preferred Stock subject to this Agreement in the case of the Series B Investors, at least sixty-six and 67/100 percent (66.67%) of the shares of the Series C Preferred Stock subject to this Agreement in the case of the Series C Investors, at least sixty-six and 67/100 percent (66.67%) of the shares of the Series D Preferred Stock subject to this Agreement in the case of Series D Investors, at least sixty-six and 67/100 percent (66.67%) of the shares of Series E Preferred Stock subject to this Agreement in the case of Series E Investors, at least sixty-six and 67/100 percent (66.67%) of the shares of Series F Preferred Stock subject to this Agreement in the case of Series F Investors, at least sixty-six and 67/100 percent (66.67%) of the shares of Series G Preferred Stock subject to this Agreement in the case of Series G Investors, at least sixty-six and 67/100 percent (66.67%) of the shares of Series H Preferred Stock subject to this Agreement in the case of Series H Investors, at least sixty-six and 67/100 percent (66.67%) of the shares of Series I Preferred Stock subject to this Agreement in the case of Series I Investors, at least sixty-six and 67/100 percent (66.67%) of the shares of Series J Preferred Stock subject to this Agreement in the case of Series J Investors and at least a majority of the shares of Common Stock owned by the Founders and subject to this Agreement in the case of the Founders, respectively, without the need for the required vote of any other group.

SECTION 11.  Captions.  The captions herein are inserted for convenience only and shall not define, limit, extend or describe the scope of this Agreement or affect the construction hereof.

SECTION 12.  Nouns and Pronouns.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of names and pronouns shall include the plural and vice-versa.

SECTION 13.  Merger Provision.  This Agreement (as the same may be amended from time to time) constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements therewith, including

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without limitation, the Seventh Amended and Restated Stockholders’ Agreement dated as of September 21, 2010, as amended (the “Original Agreement”), among the Corporation and certain stockholders named therein, which Original Agreement is hereby terminated and no longer of any force or effect.  By execution of this Agreement, the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and Series H Preferred Stock hereby waive their rights of first offer and any related notice and/or closing requirements (including without limitation the timing of such closing) required under Section 2 of the Original Agreement with respect to the issuance and sale of the Series I Preferred Stock and the Series J Preferred Stock.

SECTION 14.  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

SECTION 15.  Board of Directors.

(a)                                 The Board of Directors of the Corporation shall consist of ten (10) directors.

(b)                                 At each annual meeting of the stockholders of the Corporation, and at each special meeting of the stockholders of the Corporation called for the purpose of electing directors of the Corporation, and at any time at which stockholders of the Corporation shall have the right to, or shall, vote for or consent in writing to the election of directors of the Corporation, then, and in each such event the Stockholders agree that they shall vote all shares owned by them for the election of the Board of Directors in the following manner:

(i)                                     The Series H Investors agree to elect directors as set forth in this Section 15(b)(i).  The holders of record of Series H Preferred Stock voting together as a separate class shall elect one (1) director (the “Series H Director”), which Series H Director shall be designated for nomination by VenturEast Life Fund III LLC (“VenturEast”) for so long as VenturEast continues to own, in the aggregate, at least fifty percent (50%) of the Series H Preferred Stock originally purchased from the Corporation under the Series H Purchase Agreement.  In the event VenturEast owns less than fifty percent (50%) of the Series H Preferred Stock originally purchased by them from the Corporation under the Series H Purchase Agreement, then the holders of record of Series H Preferred Stock shall not have the right to elect any Series H Director.

(ii)                                  The Series D Investors agree to elect directors as set forth in this Section 15(b)(ii).  The holders of record of Series D Preferred Stock voting together as a separate class shall elect one (1) director (the “Series D Director”), which Series D Director shall be designated for nomination by ICICI Venture Funds Management Company Limited and/or its Affiliates (“ICICI”) for so long as ICICI continues to own, in the aggregate, at least fifty percent (50%) of the Series D Preferred Stock originally purchased by them from the Corporation under the Series D Purchase Agreement.  In the event ICICI owns less than fifty percent (50%) of the Series D Preferred Stock originally purchased by them from the Corporation under the Series D Purchase Agreement, the

29

holders of Series D Preferred Stock voting together as a separate class shall have the right to elect the Series D Director, who shall be designated for nomination by the holders of record of a majority of the shares of Series D Preferred Stock then outstanding.

(iii)                               The Series B Investors agree to elect directors as set forth in this Section 15(b)(iii).  For so long as the Series B Investors continue to own, in the aggregate, more than fifty percent (50%) of the Series B Preferred Stock originally purchased by them from the Corporation under the Series B Purchase Agreement, the holders of record of the Series B Preferred Stock voting together as a separate class shall elect two (2) directors (the “Series B Directors”), one of whom shall be designated for nomination by the Mehta Investors and the other of whom shall be designated for nomination by Cadila Healthcare Limited (“Cadila”).  In the event the Series B Investors own, in the aggregate, no less than twenty five percent (25%) but no more than fifty percent (50%) of the Series B Preferred Stock originally purchased by them from the Corporation under the Series B Purchase Agreement, the holders of record of the Series B Preferred Stock voting together as a separate class shall elect only one (1) Series B Director, who shall be designated for nomination by the following Persons:

(A)                               if, at that time, Cadila owns no less than 260,870 shares of Series B Preferred Stock, then by Cadila; and

(B)                               in all other cases, by the holders of record of a majority of the shares of Series B Preferred Stock then outstanding and held by the original Series B Investors.

In the event the Series B Investors own, in the aggregate, less than twenty-five percent (25%) of the Series B Preferred Stock originally purchased by them from the Corporation under the Series B Purchase Agreement, the holders of record of Series B Preferred Stock shall not have the right to elect any Series B Director.

(iv)                              The holders of record of Common Stock and Series A Preferred Stock voting together as a separate class (on an as-converted basis) shall elect the remaining directors (collectively, the “Common Directors”) (and if the holders of Series B Preferred Stock or the holders of Series H Preferred Stock are no longer entitled to elect a Series B Director(s) or the Series H Director, as the case may be, then the holders of record of shares of Common Stock and Series A Preferred Stock voting together as a separate class (on an as-converted basis) shall vote to fill that directorship(s) with a Common Director as well), all of whom shall be designated for nomination by the holders of record of a majority of the shares of Common Stock and Series A Preferred Stock then outstanding (on an as-converted basis).

The Corporation agrees that it shall cause its Board of Directors to nominate for election all such nominees so designated by the Stockholders in accordance with subsections (i) through (iv) above.

(c)                                  At such time as the holders of Series B Preferred Stock or Series H Preferred Stock are no longer entitled to designate for nomination and elect the Series B

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Director(s) or the Series H Director, as the case may be, the Corporation shall so advise the Series B Director(s) or the Series H Director, as appropriate, and each such Director shall be required to promptly tender his resignation to the Corporation (and the holders of Series B Preferred Stock or Series H Preferred Stock, as the case may be, shall cause their designee to so resign) (a “Subsection (c) Resignation”).

(d)                                 At any such meeting called for the purpose of electing directors, the presence in person or by proxy of (A) the holders of a majority of the shares of Series H Preferred Stock then outstanding, in the case of the election of the Series H Director, (B) the holders of a majority of the shares of Series D Preferred Stock then outstanding, in the case of the election of the Series D Director, (C) the holders of a majority of the shares of Series B Preferred Stock then outstanding, in the case of the election of a Series B Director(s), and (D) the holders of a majority of the shares of Common Stock and Series A Preferred Stock then outstanding (on an as-converted to Common Stock basis), in the case of the election of a Common Director), shall constitute a quorum for the election of directors to be elected by such holders.

(e)                                  The Series H Director who shall have been elected as provided in this Section 15 may be removed during his term of office, whether with or without cause, only by the holders of record of a majority of Series H Preferred Stock then outstanding; the Series D Director who shall have been elected as provided in this Section 15 may be removed during his term of office, whether with or without cause, only by the holders of record of a majority of Series D Preferred Stock then outstanding; each Series B Director who shall have been elected as provided in this Section 15 may be removed during his term of office, whether with or without cause, only by the holders of record of a majority of the shares of Series B Preferred Stock then outstanding; and each Common Director who shall have been elected as provided in this Section 15 may be removed during his term of office, whether with or without cause, only by the holders of record of a majority of the shares of Common Stock and Series A Preferred Stock then outstanding (on an as-converted basis).

(f)                                   A vacancy in any directorship (whether as a result of death, permanent disability, resignation (other than a Subsection (c) Resignation) or removal) elected by the holders of shares of Series H Preferred Stock shall be filled only by vote or written consent of the holders of shares of Series H Preferred Stock in the manner set forth in this Section 15.  A vacancy in the directorship (whether as a result of death, permanent disability, resignation or removal) elected by the holders of shares of Series D Preferred Stock shall be filled only by vote or written consent of holders of shares of Series D Preferred Stock in the manner set forth in this Section 15.  A vacancy in any directorship (whether as a result of death, permanent disability, resignation (other than a Subsection (c) Resignation) or removal) elected by the holders of shares of Series B Preferred Stock shall be filled only by vote or written consent of the holders of shares of Series B Preferred Stock in the manner set forth in this Section 15.  A vacancy in any directorship (whether as a result of death, permanent disability, resignation (including as a result of a Subsection (c) Resignation) or removal) elected by the holders of record of shares of Common Stock and Series A Preferred Stock shall be filled by the remaining Common Directors then in office or, if there is none, then by vote or written consent of the holders of record of shares of Common Stock and Series A Preferred Stock, in the manner set forth in this Section 15.

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(g)                                  Each Series H Director, Series D Director, Series B Director and Common Director shall be entitled to one (1) vote.  Holders of the Series C Preferred Stock, holders of the Series E Preferred Stock, holders of the Series F Preferred Stock, holders of the Series G Preferred Stock, holders of the Series I Preferred Stock and holders of the Series J Preferred Stock are not entitled to vote for directors.

(h)                                 The Series B Investors, the Series D Investors and the Series J Investors shall each have the right to designate one person as an observer to the Board of Directors (the “Board Observers”).  The Board Observers shall be given the same notices regarding Board and committee meetings (or written consents or other Board actions), shall be given the same materials and shall be entitled to attend all Board meetings and any executive session thereof (but not to vote thereat) as if he/she were a director, subject to the execution of confidentiality agreements.  Notwithstanding the foregoing, the Corporation may withhold any information and exclude any such Board Observer from any portion of any meeting of its Board of Directors or any committee meeting thereof where access to any such information or attendance at any such portion of a meeting would (i) present a direct conflict of interest for such Board Observer, including, but not limited to, in connection with any license, manufacturing or other agreement with any Series J Investor or any Affiliate thereof, or (ii) expose him or her to competitively sensitive business information which, if known to an industry competitor, would reasonably be expected to adversely affect the business or prospects of the Corporation.

(i)                                     The Corporation shall provide to each director and Board Observer:

(i)                                     Quarterly progress reports on the Corporation’s scientific work;

(ii)                                  Reports, if any, from the Corporation’s Scientific Advisory Committee;

(iii)                               Copies of all material documents filed with government agencies (including the Internal Revenue Service, the Environmental Protection Agency and the Securities and Exchange Commission) within sixty (60) days after such filing; provided that routine filings, including, but not limited to, the filing of tax returns, will only be provided upon written request to the Corporation;

(iv)                              Pleadings in any material lawsuits filed by or against the Corporation;

(v)                                 Copies of any notice regarding material defaults of any material agreement to which the Corporation is a party within sixty (60) days of receipt of such notice by the Corporation;

(vi)                              Prompt notice of any material adverse change or effect on the operations or financial position of the Corporation; and

(vii)                           The Corporation’s annual operating plan and budget, including monthly projections, at least thirty (30) days before the beginning of each fiscal year of the Corporation.

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SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the undersigned parties representing the Series I Investors, the Series J Investors and the Stockholders holding at least (a) a majority of the shares of Series A Preferred Stock subject to this Agreement, (b) 66.67% of the shares of Series B Preferred Stock subject to this Agreement, (c) 66.67% of the shares of Series C Preferred Stock, (d) 66.67% of the shares of Series D Preferred Stock, (e) 66.67% of the shares of Series E Preferred Stock, (f) 66.67% of the shares of Series F Preferred Stock, (g) 66.67% of the shares of Series G Preferred Stock, (h) 66.67% of the shares of Series H Preferred Stock  and (i) a majority of the shares of Common Stock subject to this Agreement, have caused this Agreement to be duly executed on their behalf as of the day first above written.

ONCONOVA THERAPEUTICS, INC.

By:	/s/ Ramesh Kumar
	Name:	Ramesh Kumar, Ph.D.
	Title:	President

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STOCKHOLDERS’ AGREEMENT

SERIES F, G and H CONVERTIBLE PREFERRED STOCKHOLDER:

2007 Health, LLC

By:	/s/ Eric Aroesty
Name: Eric Aroesty
Title: Manager

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STOCKHOLDERS’ AGREEMENT

SERIES C, D, E, F, G, H and I CONVERTIBLE PREFERRED STOCKHOLDER:

21st Century, L.L.C.

By:	/s/ J. Christopher Bumgarner
Name: J. Christopher Bumgarner
Title: Manager

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Anandh R. Haridh
Anandh R. Haridh

/s/ Muthu Krishnan
Muthu Krishnan

/s/ Kalyan Narayanan
Kalyan Narayanan

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STOCKHOLDERS’ AGREEMENT

SERIES G CONVERTIBLE PREFERRED STOCKHOLDER:

Baker NYE, LP

By:	/s/ Richard Nye
Name:	Richard Nye
Title:	Managing G.P.

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STOCKHOLDERS’ AGREEMENT

SERIES I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Bala Shiva Prasad
Bala Shiva Prasad

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STOCKHOLDERS’ AGREEMENT

SERIES J CONVERTIBLE PREFERRED STOCKHOLDER:

BAXTER HEALTHCARE SA

By:	/s/ Benedikt Kubik
Name: Benedikt Kubik
Title: Finance Director

By:	/s/ Sarah Byrne-Quinn
Name: Sarah Byrne-Quinn
Title: VP Business Development & Strategy

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Bhoopal Reddy Benjaram
Bhoopal Reddy Benjaram

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STOCKHOLDERS’ AGREEMENT

SERIES E, F, G, H and I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Brian T. Bristol
Brian T. Bristol

/s/ Susannah B. Bristol
Susannah B. Bristol

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STOCKHOLDERS’ AGREEMENT

SERIES B and C CONVERTIBLE PREFERRED STOCKHOLDER:

Cadila Healthcare Limited

By:	/s/ Pankaj R. Patel
Name: Pankaj R. Patel
Title: Chairman and Mg. Director

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STOCKHOLDERS’ AGREEMENT

SERIES E, F and H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Carol Lili Lynton
Carol Lili Lynton

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STOCKHOLDERS’ AGREEMENT

SERIES A CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Catherine G. Fine
Catherine G. Fine, Ph.D.

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STOCKHOLDERS’ AGREEMENT

SERIES I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Chepyala Anuradha
Chepyala Anuradha

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Anurag Gard
Choral Technologies Pvt. Ltd

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STOCKHOLDERS’ AGREEMENT

SERIES F and H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Christopher Wilson
Christopher Wilson

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STOCKHOLDERS’ AGREEMENT

SERIES D, E, F, G, H and I CONVERTIBLE PREFERRED STOCKHOLDER:

Coneway Investment Partners, L.P.

By:	/s/ Peter Coneway
Name: Peter Coneway
Title: General Partner

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STOCKHOLDERS’ AGREEMENT

SERIES F CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Daniel Motulsky
Daniel Motulsky

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STOCKHOLDERS’ AGREEMENT

SERIES G CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ David Ward
David Ward

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STOCKHOLDERS’ AGREEMENT

SERIES B CONVERTIBLE PREFERRED STOCKHOLDER:

Delta Partners

By:	Delta Partners MS, LLP

	By:	JBS Managers, LLC
	Title:	Managing Partner

	By:	/s/ James Thomas
	Name:	James Thomas
	Title:	Member

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STOCKHOLDERS’ AGREEMENT

SERIES G CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Diwakar Reddy Onteddu
Diwakar Reddy Onteddu

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STOCKHOLDERS’ AGREEMENT

SERIES I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ D.L. Subhardramma
D. L. Subhadramma

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STOCKHOLDERS’ AGREEMENT

SERIES D and E CONVERTIBLE PREFERRED STOCKHOLDER and COMMON STOCKHOLDER:

/s/ Alan R. Williamson
Dr. Alan R. Williamson

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STOCKHOLDERS’ AGREEMENT

SERIES G CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Ramalakshmi Marri
Dr. Ramalakshmi Marri

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STOCKHOLDERS’ AGREEMENT

SERIES G and H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Drew Katz
Drew Katz

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STOCKHOLDERS’ AGREEMENT

SERIES A, B, C, D, E, F, G, H and I CONVERTIBLE PREFERRED STOCKHOLDER and COMMON STOCKHOLDER:

/s/ E. Premkumar Reddy
E. Premkumar Reddy, Ph.D.

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STOCKHOLDERS’ AGREEMENT

SERIES G CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Ellen F. McLean
Ellen F. McLean

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STOCKHOLDERS’ AGREEMENT

SERIES B, D and F CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Ernest H. Pomerantz
Ernest H. Pomerantz

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STOCKHOLDERS’ AGREEMENT

SERIES E and G CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Estate of Stanley C. Bell, Ph.D, by Janice W. Bell, Executrix
Estate of Stanley C. Bell, Ph.D., by Janice W. Bell, Executrix

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ G. Yeshwanth Reddy
G. Yeshwanth Reddy

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STOCKHOLDERS’ AGREEMENT

SERIES G CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Geoffrey G. Jones
Geoffrey G. Jones

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STOCKHOLDERS’ AGREEMENT

SERIES B CONVERTIBLE PREFERRED STOCKHOLDER:

Gerlach & Co.

By:	/s/ Keith Whyte
Name: Keith Whyte
Title: A-VP

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STOCKHOLDERS’ AGREEMENT

SERIES F CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Gregory A. Beard
Gregory A. Beard

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STOCKHOLDERS’ AGREEMENT

SERIES H and I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Gulab Shrimal
Gulab Shrimal

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Gulab Shrimal
Gulab Shrimal

/s/ Prashant Shrimal
Prashant Shrimal

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Hanimi Reddy Mettu
Hanimi Reddy Mettu

/s/ M. Satyavathy
Satyavathy Mettu

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STOCKHOLDERS’ AGREEMENT

SERIES G CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Hanumanth K. Reddy
Hanumanth K. Reddy

/s/ Geetha Reddy
Geetha R. Komatireddy

HANUMANTH & GEETHA KOMATIREDDY
TRUST

By:	/s/ Geetha Reddy
Name: Geetha Komatireddy
Title: Member

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STOCKHOLDERS’ AGREEMENT

SERIES I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Henry S. Bienen
Henry S. Bienen

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STOCKHOLDERS’ AGREEMENT

SERIES B and F CONVERTIBLE PREFERRED STOCKHOLDER:

ICMC Strategic Asset Fund, Ltd.

By:	/s/ Ralph Heffelman
Name: Ralph Heffelman
Title: President ICMC, ICMC General Partner

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STOCKHOLDERS’ AGREEMENT

SERIES D, E and F CONVERTIBLE PREFERRED STOCKHOLDER:

I-Ven Biotech Ltd.

By:	/s/ T.S. Suresh
Name: T.S. Suresh
Title: Director

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STOCKHOLDERS’ AGREEMENT

SERIES G and H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ James R. Jones
James R. Jones

/s/ Olivia Barclay Jones
Olivia Barclay Jones

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STOCKHOLDERS’ AGREEMENT

COMMON STOCKHOLDER:

/s/ Janice W. Bell
Janice W. Bell

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Jeffrey Halis
Jeffrey Halis

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STOCKHOLDERS’ AGREEMENT

SERIES A, C, F, G and H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Joel A. Fein
Joel A. Fein, M.D.

/s/ Victoria A. Levin
Victoria A. Levin

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STOCKHOLDERS’ AGREEMENT

SERIES F CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ John Bertuzzi
John Bertuzzi

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STOCKHOLDERS’ AGREEMENT

SERIES E CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ John French
John French

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ John Kunze
John Kunze

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STOCKHOLDERS’ AGREEMENT

SERIES F and H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ John Motulsky
John Motulsky

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STOCKHOLDERS’ AGREEMENT

SERIES A, B, D, E, F and H CONVERTIBLE PREFERRED STOCKHOLDER and COMMON STOCKHOLDER:

/s/ John R. Jenkins
John R. Jenkins, Ph.D.

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STOCKHOLDERS’ AGREEMENT

SERIES I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Jude A. Olinger
Jude A. Olinger

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STOCKHOLDERS’ AGREEMENT

SERIES G CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Kalpana Onteddu
Kalpana Onteddu

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Kavitha Mandadi
Kavitha Mandadi

/s/ John Stayapaul Gunja
John Stayapaul Gunja

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Kiran Kalakata
Kiran Kalakata

/s/ Aishwarya Ganapa
Aishwarya Ganapa

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STOCKHOLDERS’ AGREEMENT

SERIES E and G CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Lee H. Carson
Lee H. Carson

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STOCKHOLDERS’ AGREEMENT

COMMON STOCKHOLDER:

M.V. Ramana Reddy

/s/ M.V. Ramana Reddy

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Madhava R. Marri
Madhava R. Marri

/s/ Jeffrey Choppin
Jeffrey Choppin

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Madhava R. Marri
Madhava R. Marri

/s/ Sarala R. Marri
Sarala R. Marri

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Marlene Hess
Marlene Hess

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STOCKHOLDERS’ AGREEMENT

SERIES D CONVERTIBLE PREFERRED STOCKHOLDER and COMMON STOCKHOLDER:

/s/ Marvin L. Miller
Marvin L. Miller

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STOCKHOLDERS’ AGREEMENT

SERIES F CONVERTIBLE PREFERRED STOCKHOLDER:

Michael and Jane Hoffman 2012 Descendants Trust

By:	/s/ Michael B. Hoffman
Name: Michael B. Hoffman
Title:

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STOCKHOLDERS’ AGREEMENT

SERIES G and H CONVERTIBLE PREFERRED STOCKHOLDER:

MOHAN KOKA, TRUSTEE OF THE MOHAN KOKA REVOCABLE TRUST AND SAYEE KOKA, TRUSTEE OF THE SAYEE KOKA REVOCABLE TRUST, AS EQUAL TENANTS IN COMMON

By:	/s/ Mohan Koka
Mohan Koka

By:	/s/ Sayee Koka
Sayee Koka

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STOCKHOLDERS’ AGREEMENT

SERIES G, H and I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Mohan Krishna Reddy Aryabumi
Mohan Krishna Reddy Aryabumi

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STOCKHOLDERS’ AGREEMENT

SERIES F CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ N. John Lancaster
N. John Lancaster

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STOCKHOLDERS’ AGREEMENT

SERIES D, E, F, G and H CONVERTIBLE PREFERRED STOCKHOLDER:

Naftali Investments Ltd.

By:	/s/ Meir Hadar
Name: Meir Hadar
Title: President & CEO

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STOCKHOLDERS’ AGREEMENT

SERIES G, H and I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Nathaniel A. Bristol
Nathaniel A. Bristol

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STOCKHOLDERS’ AGREEMENT

SERIES F CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Neil Weiss
Neil Weiss

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STOCKHOLDERS’ AGREEMENT

SERIES F CONVERTIBLE PREFERRED STOCKHOLDER:

New Cavendish Finance Corporation

By:	/s/ Marcio Fainziliber
Name: Marcio Fainziliber
Title: Attorney-in-fact

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STOCKHOLDERS’ AGREEMENT

SERIES G CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Nirmala Onteddu
Nirmala Onteddu

/s/ Ramakrishna Reddy Pulimamidi
Ramakrishna Reddy Pulimamidi

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Prabhat Kumar
Prabhat Kumar

/s/ Shirly Dsilva
Shirly Dsilva

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STOCKHOLDERS’ AGREEMENT

SERIES F, H and I CONVERTIBLE PREFERRED STOCKHOLDER:

Quod Erat Demonstrandum (QED) Limited

By:	/s/ N.R. Landor
Name: N.R. Landor
Title: Director for Consortia Directors Limited

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STOCKHOLDERS’ AGREEMENT

SERIES G CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Radha Reddy Gurram
Radha Reddy Gurram

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Rajender Benjaram
Rajender Benjaram

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STOCKHOLDERS’ AGREEMENT

SERIES G CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Ramakrishna Reddy Pulimamidi
Ramakrishna Reddy Pulimamidi

/s/ Nirmala Onteddu
Nirmala Onteddu

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STOCKHOLDERS’ AGREEMENT

SERIES I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Ramakrishna Reddy Pulimamidi
Ramakrishna Reddy Pulimamidi

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES A, B, C, D, E, F, G, H and I CONVERTIBLE PREFERRED STOCKHOLDER and COMMON STOCKHOLDER:

/s/ Ramesh Kumar
Ramesh Kumar, Ph.D.

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STOCKHOLDERS’ AGREEMENT

SERIES G and H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Robert Hotz
Robert Hotz

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STOCKHOLDERS’ AGREEMENT

SERIES F, G, H and I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Robert S. Mancini
Robert S. Mancini

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STOCKHOLDERS’ AGREEMENT

SERIES F, H and I CONVERTIBLE PREFERRED STOCKHOLDER:

Robert T. Clutterbuck, Trustee, Robert T. Clutterbuck Trust Dtd 11/07/1994

By:	/s/ Robert T. Clutterbuck
Name:
Title:

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STOCKHOLDERS’ AGREEMENT

SERIES B, C, E and F CONVERTIBLE PREFERRED STOCKHOLDER:

Rocky Way Partners, L.P.

By:	/s/ David S. Steiner
Name: David S. Steiner
Title: General Partner

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STOCKHOLDERS’ AGREEMENT

SERIES B and C CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Roy M. Ambinder
Roy M. Ambinder, M.D.

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Rupinder Singh Gill
Rupinder Singh Gill

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Rupinder Gill
Rupinder Gill

/s/ Raminder Gill
Raminder Gill

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STOCKHOLDERS’ AGREEMENT

SERIES G and H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Sanford A. Bristol
Sanford A. Bristol

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Saroja Koppala
Saroja Koppala

/s/ K. Sudhir Reddy
K. Sudhir Reddy

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STOCKHOLDERS’ AGREEMENT

SERIES I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Sasanka Reddy Sirigireddy
Sasanka Reddy Sirigireddy

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Satish Kumar Thulla
Satish Kumar Thulla

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STOCKHOLDERS’ AGREEMENT

SERIES D, E, F and G CONVERTIBLE PREFERRED STOCKHOLDER:

Select Equity Advisory Services Pvt. Ltd.

By:	/s/ Arjun Sharma
Name: Arjun Sharma
Title: Director

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STOCKHOLDERS’ AGREEMENT

SERIES D, E, F and G CONVERTIBLE PREFERRED STOCKHOLDER:

Select Synergies and Services Pvt. Ltd.

By:	/s/ Arjun Sharma
Name: Arjun Sharma
Title: Authorized Signatory

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STOCKHOLDERS’ AGREEMENT

SERIES I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Shravan K. Mettu
Shravan K. Mettu

/s/ Varun Radhakrishnan
Varun Radhakrishnan

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STOCKHOLDERS’ AGREEMENT

SERIES F and I CONVERTIBLE PREFERRED STOCKHOLDER:

SLATER CAPITAL I, LLC

By:	/s/ Steven L. Martin
Name: Steven L. Martin
Title: Managing Member

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STOCKHOLDERS’ AGREEMENT

SERIES I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Vijay Bhasker Reddy Lachagari
Vijay Bhasker Reddy Lachagari

/s/ Raji Reddy Nalla
Raji Reddy Nalla

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STOCKHOLDERS’ AGREEMENT

SERIES I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Thomas S. Riggs
Thomas S. Riggs

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STOCKHOLDERS’ AGREEMENT

SERIES G and H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Sreedevi Avuku
Sreedevi Avuku

/s/ Venkata Vijaya Kumar Reddy Avuku
Venkata Vijaya Kumar Reddy Avuku

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STOCKHOLDERS’ AGREEMENT

SERIES D, E, F and G CONVERTIBLE PREFERRED STOCKHOLDER:

Starec Trust

By:	/s/ Michael Recanati
Name: Michael Recanati
Title: Trustee

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES E, F and I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Stephen J. Schaefer
Stephen J. Schaefer

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STOCKHOLDERS’ AGREEMENT

SERIES E, G and H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Stephen T. Kelly
Stephen T. Kelly

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STOCKHOLDERS’ AGREEMENT

SERIES F CONVERTIBLE PREFERRED STOCKHOLDER:

Steven J. Hefter Trustee of the Steven J. Hefter Trust

By:	/s/ Steven J. Hefter
Name:
Title:

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Steven L. Martin
Steven L. Martin

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STOCKHOLDERS’ AGREEMENT

SERIES G CONVERTIBLE PREFERRED STOCKHOLDER:

Sylvia Steiner 1999 Trust

By:	/s/ David S. Steiner
Name: David S. Steiner
Title: Trustee

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STOCKHOLDERS’ AGREEMENT

SERIES H and I CONVERTIBLE PREFERRED STOCKHOLDER:

The Beutner Family 2001 Long-Term Trust

By:	/s/ Austin M. Beutner
Name: Austin M. Beutner
Title:

By:	/s/ Steven L. Martin
Name: Steven L. Martin
Title: Trustee

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STOCKHOLDERS’ AGREEMENT

SERIES B, C, D, E, F, G, H and I CONVERTIBLE PREFERRED STOCKHOLDER and COMMON STOCKHOLDER:

The Jane & Michael B. Hoffman 1998 Trust For Issue

By:	/s/ Jane S. Hoffman
Name: Jane S. Hoffman
Title: Trustee

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STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

The Michael Recanati Trust

By:	/s/ Michael Recanati
Name: Michael Recanati
Title: Trustee

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STOCKHOLDERS’ AGREEMENT

SERIES C, E and F CONVERTIBLE PREFERRED STOCKHOLDER:

The Testa Family Limited Partnership

By:	/s/ Robert Testa
Name: Robert Testa
Title: General Partner

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES I CONVERTIBLE PREFERRED STOCKHOLDER:

Thunderhill Associates, LLC

By:	/s/ Paul B. Guenther
Name: Paul B. Guenther
Title: Managing Member

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES B, C, D, E, F, G, H and I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Timothy G. Lalonde
Timothy G. Lalonde

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES G and I CONVERTIBLE PREFERRED STOCKHOLDER:

TRUST UNDER DEED OF WILLIAM M. BRISTOL III AS AMENDED AND RESTATED ON AUGUST 16, 2003

By:	/s/ Mary Jayne Comey
Name: Mary Jayne Comey
Title:

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Tulla Kishore
Tulla Kishore

/s/ Raghavendra Goud Vaggu
Raghavendra Goud Vaggu

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Utkarsh Palnitkar
Utkarsh Palnitkar

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES H CONVERTIBLE PREFERRED STOCKHOLDER:

VenturEast Life Fund III LLC

By:	/s/ Akshar Maherally
Name: Akshar Maherally
Title: Director

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES G and H CONVERTIBLE PREFERRED STOCKHOLDER:

Vieco 3 Limited

By:	/s/ Alison Renouf
Name: Alison Renouf
Title: Director

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES G and H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Vijay Kumar Reddy Bondugula
Vijay Kumar Reddy Bondugula

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES B, C and D CONVERTIBLE PREFERRED STOCKHOLDER:

Viram Foundation

By:	/s/ Amita Rodman Mehta
Name: Amita Rodman Mehta
Title: Trustee

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES F and H CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Wayne J.D. Teetsel
Wayne J.D. Teetsel

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES F CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Wesley R. Edens
Wesley R. Edens

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES I CONVERTIBLE PREFERRED STOCKHOLDER:

Wyandanch Partners, L.P.,
By: Gollust Management Inc., its General Partner

By:	/s/ Keith R. Gollust
Name: Keith R. Gollust
Title: President

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

SERIES I CONVERTIBLE PREFERRED STOCKHOLDER:

/s/ Yarlagadda Manoj Kumar
Yarlagadda Manoj Kumar

CONSENT OF SPOUSE TO EIGHTH AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

CONSENT OF SPOUSE

I,                                           , spouse of                                           , acknowledge that I have read the Eighth Amended and Restated Stockholders’ Agreement, dated as of July 27, 2012, by and among Onconova Therapeutics, Inc. (the “Corporation”) and the stockholders signatory thereto (as may be amended from time to time, the “Agreement”), which is attached as Exhibit A hereto, and that I know the contents of the Agreement.  I am aware that the Agreement contains provisions regarding the voting and transfer of shares of capital stock of the Corporation that my spouse may own, including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of capital stock of the Corporation subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in such shares of capital stock of the Corporation shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent.  I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated:
[Name]

JOINDER AGREEMENT

Joinder Agreement

The undersigned, the holder of                  shares of [Series      ] Convertible Preferred Stock, par value $.01 per share, of Onconova Therapeutics, Inc., a Delaware corporation (the “Corporation”), hereby agrees with the Corporation that it is hereby a party to the Eighth Amended and Restated Stockholders’ Agreement, dated as of July 27, 2012, by and among the Corporation and the stockholders signatory thereto (as may be amended from time to time, the “Stockholders’ Agreement”) and it is bound by the obligations therein imposed upon, and entitled to the benefits therein of, a [“Series A Investor”,] [a “Series B Investor”,] [a “Series C Investor”,] [a “Series D Investor”,] [a “Series E Investor”,] [a “Series F Investor”,] [a “Series G Investor”,] [a “Series H Investor”,] [a “Series I Investor”], an “Investor” and a “Stockholder,” with the same effect as if it had executed the Stockholders’ Agreement on the original date thereof.

Dated as of , 20

By:
Name:
Title:

EXHIBIT A TO CONSENT OF SPOUSE

Exhibit A

Eighth Amended and Restated Stockholders’ Agreement

JOINDER AGREEMENT

THIS AGREEMENT, dated as of December 21, 2012, is made by Onconova Therapeutics, Inc., a Delaware corporation (the “Company”), and Citco Global Custody (NA) NV ref Altair Stars LP (together, “Transferee”).  Capitalized terms used but not defined herein shall have the same meanings assigned to them in that certain Eighth Amended and Restated Stockholders’ Agreement, as the same may be amended from time to time, dated as of July 27, 2012, between the Company and the other stockholders named therein (the “Stockholders’ Agreement”).

WHEREAS, Citco Global Custody (NA) NV ref Altair Stars Fund Ltd. (“Transferor”) is the holder of 3,379 shares of the Company’s Series B Convertible Preferred Stock, par value $.01 per share (the “Series B Stock”);

WHEREAS, Transferor desires to transfer to Transferee without consideration 3,379 shares of the Series B Stock;

WHEREAS, Transferor has determined that Transferee is a Permitted Transferee as defined in Section 3(e)(i) of the Stockholders’ Agreement; and

WHEREAS, Transferee desires to become bound by the obligations imposed by, and entitled to the benefits under, the Stockholders’ Agreement.

NOW THEREFORE, for good and valuable consideration, Transferor hereby conveys and assigns to Transferee as of the date hereof all of its right, title and interest, free and clear of all liens, claims, and encumbrances in the Series B Stock, except as provided for in the Stockholders’ Agreement.  Transferee hereby agrees with the Company that, by signing this Joinder Agreement, it is hereby a party to the Stockholders’ Agreement and it is bound by the obligations therein imposed upon, and entitled to the benefits therein of, a “Series B Investor”, an

“Investor” and a “Stockholder,” with the same effect as if it had executed the Stockholders’ Agreement on the original date thereof.

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[SIGNATURE PAGE TO JOINDER AGREEMENT]

Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Joinder Agreement, whereupon the Stockholders’ Agreement shall be a binding agreement between the Company and you.

ONCONOVA THERAPEUTICS, INC.

By:	/s/ Ramesh Kumar
Ramesh Kumar, Ph.D.
President

CITCO GLOBAL CUSTODY (NA) NV REF ALTAIR STARS LP

By:	/s/ Ray Creedon
Name: Ray Creedon
Title: Authorized Signatory

By:	/s/ Cristina Silva
Name: Cristina Silva
Title: Authorized Signatory

AGREED TO AND ACCEPTED as of the date first above written.

CITCO GLOBAL CUSTODY (NA) NV REF ALTAIR STARS FUND LTD.

By:	/s/ Ray Creedon
Name: Ray Creedon
Title: Authorized Signatory

By:	/s/ Cristina Silva
Name: Cristina Silva
Title: Authorized Signatory

JOINDER AGREEMENT

THIS AGREEMENT, dated as of February 28, 2013, is made by Onconova Therapeutics, Inc., a Delaware corporation (the “Company”), and The Michael and Jane Hoffman 2013 Descendants Trust (“Transferee”).  Capitalized terms used but not defined herein shall have the same meanings assigned to them in that certain Eighth Amended and Restated Stockholders’ Agreement, as the same may be amended from time to time, dated as of July 27, 2012, between the Company and the other stockholders named therein (the “Stockholders’ Agreement”).

WHEREAS, The Jane & Michael B. Hoffman 1998 Trust for Issue (“Transferor”) is the holder of those shares of the Company’s capital stock listed on Schedule A attached hereto (collectively, the “Stock”);

WHEREAS, Transferor desires to transfer to Transferee, without consideration, the Stock;

WHEREAS, Transferor has determined that Transferee is a Permitted Transferee as defined in Section 3(e)(i) of the Stockholders’ Agreement; and

WHEREAS, Transferee desires to become bound by the obligations imposed by, and entitled to the benefits under, the Stockholders’ Agreement.

NOW THEREFORE, for good and valuable consideration, Transferor hereby conveys, transfers and assigns to the Transferee as of the date hereof all of its right, title and interest, free and clear of all liens, claims, and encumbrances in the Stock, except as provided for in the Stockholders’ Agreement.  The Transferee hereby agrees with the Company that, by signing this Joinder Agreement, it is hereby a party to the Stockholders’ Agreement and it is bound by the obligations therein imposed upon, and entitled to the benefits therein of, a

“Common Stockholder”, a “Series B Investor”, a “Series C Investor”, a “Series D Investor”, a “Series E Investor”, a “Series F Investor”, a “Series G Investor”, a “Series H Investor”, a “Series I Investor”, an “Investor” and a “Stockholder,” with the same effect as if it had executed the Stockholders’ Agreement on the original date thereof.

[SIGNATURE PAGE TO JOINDER AGREEMENT]

Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Joinder Agreement, whereupon the Stockholders’ Agreement shall be a binding agreement between the Company and you.

ONCONOVA THERAPEUTICS, INC.

By:	/s/ Ramesh Kumar
Ramesh Kumar, Ph.D.
President

THE MICHAEL AND JANE HOFFMAN 2013 DESCENDANTS TRUST

By:	/s/ Jane Hoffman
Name: Jane Hoffman
Title: Trustee

[SIGNATURE PAGE TO JOINDER AGREEMENT]

AGREED TO AND ACCEPTED as of the date first above written.

THE JANE & MICHAEL B. HOFFMAN 1998 TRUST FOR ISSUE

By:	/s/ Jane Hoffman
Name: Jane Hoffman
Title: Trustee

[SIGNATURE PAGE TO JOINDER AGREEMENT]

Schedule A

DATE BECAME OWNER OF RECORD	CERT. NO.	CLASS OR SERIES OF SHARES	NO. OF SHARES

12/27/06	19	Common	322,765

6/23/10	40	Common	128,204

9/24/12	57	Common	12,500

12/31/12	85	Common	395,863

11/14/00	BCP5	Series B	43,478

12/11/06	BCP68	Series B	2,855

12/11/06	BCP69	Series B	1,162

12/11/06	BCP70	Series B	1,855

12/5/11	BCP93	Series B	50,000

12/27/02	CP1	Series C	140,449

3/19/04	DP4	Series D	141,396

7/15/04	DP15	Series D	214,132

3/18/05	EP2	Series E	102,460

12/1/05	EP28	Series E	204,919

10/31/06	EP52	Series E	10,246

9/26/11	EP55	Series E	317,000

8/30/07	FP50	Series F	39,062

2/22/12	FP67	Series F	72,165

5/12/09	G14	Series G	102,145

10/5/11	G91	Series G	51,072

10/28/11	G92	Series G	76,608

9/21/10	H27	Series H	199,144

6/6/11	H85	Series H	102,146

7/25/12	I3	Series I	1,635,514

JOINDER AGREEMENT

THIS AGREEMENT, dated as of December 17, 2012, is made by Onconova Therapeutics, Inc., a Delaware corporation (the “Company”), Ramesh Kumar, Ph.D. (“Transferor”), and The Ramesh Kumar 2012 Trust (“Transferee”).  Capitalized terms used but not defined herein shall have the same meanings assigned to them in that certain Eighth Amended and Restated Stockholders’ Agreement, dated as of July 27, 2012, between the Company and the other stockholders named therein, as the same may be amended from time to time (the “Stockholders’ Agreement”).

WHEREAS, Transferor is the holder of 323,853 shares of the Company’s Common Stock, par value $.01 per share (“Transferor’s Shares”);

WHEREAS, Transferor desires to transfer to Transferee without consideration 200,000 shares of Transferor’s Shares (the “Shares”);

WHEREAS, Transferor has determined that Transferee is a Permitted Transferee as defined in Section 3(e)(ii) of the Stockholders’ Agreement and said transfer is an Excluded Transfer as defined in Section 4(c)(i) of the Stockholders’ Agreement; and

WHEREAS, Transferee desires to become bound by the obligations imposed by, and entitled to the benefits under, the Stockholders’ Agreement.

NOW THEREFORE, for good and valuable consideration, Transferor hereby conveys and assigns to the Transferee, as of the date hereof, all of his rights, title and interest in the Shares, free and clear of all liens, claims, and encumbrances, except as provided for in the Stockholders’ Agreement.  The Transferee hereby agrees with the Company that, by signing this Joinder Agreement, it is hereby a party to the Stockholders’ Agreement and it is bound by the obligations therein imposed upon, and entitled to the benefits therein of, a “Founder” and a “Stockholder,” with the same effect as if it had executed the Stockholders’ Agreement on the original date thereof.

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[SIGNATURE PAGE TO JOINDER AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first above written.

ONCONOVA THERAPEUTICS, INC.

By:	/s/ Ramesh Kumar
Name: Ramesh Kumar, Ph.D.
Title: President

TRANSFEROR:

/s/ Ramesh Kumar
Ramesh Kumar, Ph.D.

[SIGNATURE PAGE TO JOINDER AGREEMENT]

Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Joinder Agreement, whereupon the Stockholders’ Agreement shall be a binding agreement between the Company and you.

AGREED TO AND ACCEPTED as of the date first above written.

TRANSFEREE:

THE RAMESH KUMAR 2012 TRUST

By:	/s/ Ramesh Kumar
Name: Ramesh Kumar, Ph.D.
Title: Trustee

JOINDER AGREEMENT

THIS AGREEMENT, dated as of December 28, 2012, is made by Onconova Therapeutics, Inc., a Delaware corporation (the “Company”) and Thomas F. Diorio and Citicorp Trust, N.A., as trustees of the Mancini Family 2012 Trust (“Transferee”).  Capitalized terms used but not defined herein shall have the same meanings assigned to them in that certain Eighth Amended and Restated Stockholders’ Agreement, as the same may be amended from time to time, dated as of July 27, 2012, between the Company and the other stockholders named therein (the “Stockholders’ Agreement”).

WHEREAS, Robert S. Mancini (“Transferor”) is the holder of 22,727 shares of the Company’s Series F Convertible Preferred Stock, par value $.01 per share (the “Series F Stock”), 24,514 shares of the Company’s Series G Convertible Preferred Stock, par value $.01 per share (the “Series G Stock”), 10,215 shares of the Company’s Series H Convertible Preferred Stock, par value $.01 per share (the “Series H Stock”), and 9,109 shares of the Company’s Series I Convertible Preferred Stock, par value $.01 per share (the “Series I Stock”);

WHEREAS, Transferor desires to transfer to Transferee, without consideration, the Series F Stock, the Series G Stock, the Series H Stock, and the Series I Stock;

WHEREAS, Transferor has determined that Transferee is a Permitted Transferee as defined in Section 3(e)(ii) of the Stockholders’ Agreement; and

WHEREAS, Transferee desires to become bound by the obligations imposed by, and entitled to the benefits under, the Stockholders’ Agreement.

NOW THEREFORE, for good and valuable consideration, Transferor hereby conveys, transfers and assigns to the Transferee as of the date hereof all of its right, title and interest, free and clear of all liens, claims, and encumbrances in the Series F Stock, the Series G

Stock, the Series H Stock, and the Series I Stock, except as provided for in the Stockholders’ Agreement.  The Transferee hereby agrees with the Company that, by signing this Joinder Agreement, it is hereby a party to the Stockholders’ Agreement and it is bound by the obligations therein imposed upon, and entitled to the benefits therein of, a “Series F Investor”, a “Series G Investor”, a “Series H Investor”, a “Series I Investor”, an “Investor” and a “Stockholder,” with the same effect as if it had executed the Stockholders’ Agreement on the original date thereof.

[SIGNATURE PAGE TO JOINDER AGREEMENT]

Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Joinder Agreement, whereupon the Stockholders’ Agreement shall be a binding agreement between the Company and you.

ONCONOVA THERAPEUTICS, INC.

By:		/s/ Ramesh Kumar
Ramesh Kumar, Ph.D.
President

THE MANCINI FAMILY 2012 TRUST

By:		/s/ Thomas F. Diorio
Name: Thomas F. Diorio
Title: Trustee

By: Citicorp Trust, N. A., Trustee

	By:	/s/ Jane Monahan
Name: Jane Monahan
Title: Director and Senior Trust Officer

AGREED TO AND ACCEPTED as of the date first above written.

/s/ Robert S. Mancini
ROBERT S. MANCINI